As filed with the Securities and Exchange Commission on July 22, 2020

Securities Act Registration No. 333-

Investment Company Registration No. 811-23592

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No.

and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒

First Eagle Credit Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas

New York, New York 10105

(Address of Principal Executive Offices)

(212) 698-3300

(Registrant’s Telephone Number, Including Area Code)

David O’Connor

First Eagle Investment Management, LLC

1345 Avenue of the Americas

New York, NY 10105

(Name and Address of Agent for Service)

Copies to:

Rajib Chanda, Esq. David W. Blass, Esq. Christopher P. Healey, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001	Nathan J. Greene, Esq. Sidley Austin LLP 787 Seventh Avenue New York, NY 10019

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box)

☐             when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price[1]	Amount of Registration Fee
Common Shares of Beneficial Interest, $[0.001] par value			$1,000,000	$129.80

1                    Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED JULY 22, 2020

Prospectus	[ ], 2020

First Eagle Credit Opportunities Fund

Class A	[ ]
Class I	[ ]

The Fund. First Eagle Credit Opportunities Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest (the “Common Shares”), and is operated as an “interval fund.”

Securities Offered. The Fund initially intends to offer two classes of Common Shares: Class A Shares and Class I Shares. The Fund has applied for exemptive relief (the “Exemptive Relief”) from the Securities and Exchange Commission (the “SEC”) that, if granted, will permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees; there is no assurance, however, that the relief will be granted. At present, only Class I Shares are available for purchase.  Upon receiving the Exemptive Relief, the Fund will also offer Class A Shares.

Investment Objective. The Fund’s primary investment objective is to provide current income with a secondary objective of providing long-term risk-adjusted returns by investing in a portfolio of a variety of credit asset classes. The Fund intends to capitalize on relative value opportunities across the credit spectrum. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategy. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets (as defined in this prospectus) in a credit portfolio of below investment-grade credit assets including but not limited to syndicated bank loans, middle market “club” loans, direct lending (consisting of first lien loans, including unitranche loans), asset-based loans, and high yield bonds (commonly referred to as “junk” bonds). The Fund expects, under normal circumstances, to employ an investment strategy that capitalizes on current and future income and relative value opportunities in credit markets. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may invest without limit in illiquid investments.

Interval Fund/Repurchase Offers. The Fund is an “interval fund,” a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Subject to applicable law and approval of the Board of Trustees, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at net asset value, which is the minimum amount permitted.

Adviser and Subadviser. The Fund’s investment adviser is First Eagle Investment Management, LLC (“FEIM” or the “Adviser”). As of June 30, 2020, the Adviser had approximately $80.7 billion in assets under management.1

The Fund’s investment subadviser is First Eagle Alternative Credit, LLC (formerly, THL Credit Advisors LLC) (“FEAC” or the “Subadviser”). As of June 30, 2020, FEAC had approximately $20.5 billion in assets under management.2

1  Excludes assets under management or advisement (together, “AUM”) of First Eagle Alternative Credit, LLC; First Eagle Alternative Credit SLS, LLC; First Eagle Private Credit, LLC; and First Eagle Private Credit Advisors, LLC.

2  Represents the aggregate AUM of First Eagle Alternative Credit, LLC; First Eagle Alternative Credit SLS, LLC; First Eagle Private Credit, LLC; First Eagle Private Credit Advisors, LLC as of June 30, 2020, except the assets and AUM of THL Credit, Inc. and its related funds and separate accounts, which are as of March 31, 2020.

Investing in the Common Shares involves certain risks. See “Principal Risks of the Fund” beginning on page 33 of this prospectus.

	Offering Price[1]	Maximum Sales Load		Proceeds to the Fund[2]
Class A Shares, per share	$		%	$
Class I Shares, per share	$	None		$
Maximum Offering	$	$		$

1                        Each class of Common Shares is continuously offered at a price equal to net asset value (“NAV”) per Share, plus, in the case of Class A Shares, a maximum sales load of up to [•]% of the offering price. Information in the table reflects the initial offering price. Class I Shares are not subject to a sales load; however, investors transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. See “Plan of Distribution — Share Classes.”

2                        Offering and organizational expenses prior to the Fund commencing its offering of the Common Shares are estimated to be approximately $ [     ].

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated                  , 2020.

Risks. An investment in the Fund is subject to, among others, the following risks:

•         The Fund’s Common Shares are not listed for trading on any national securities exchange. The Fund’s Common Shares have no trading market and no market is expected to develop.

•         An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term.

•         Even though the Fund will make quarterly repurchase offers for its outstanding Common Shares (currently expected to be for 5% per quarter), investors should consider Common Shares of the Fund to be an illiquid investment.

•         There is no guarantee that you will be able to sell your Common Shares at any given time or in the quantity that you desire.

•         There is no assurance that the Fund will be able to maintain a certain level of distributions to the holders of Common Shares of the Fund (the “Common Shareholders”).

•         Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program.

•         Because of the risks associated with (i) the Fund’s ability to purchase and originate loans, and invest in high yield bonds, and (ii) the Fund’s ability to use leverage, an investment in the Fund should be considered speculative and involving a high degree of risk, including the risk of a substantial loss of investment.

•         Before making an investment/allocation decision, investors and financial intermediaries should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objective and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance.

•         Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. It is possible that investing in the Fund may result in a loss of some or all of the amount invested.

Before buying any of the Fund’s Common Shares, you should read the discussion of the principal risks of investing in the Fund in “Principal Risks of the Fund” beginning on page 33 of this prospectus. No assurance can be given that the Fund’s investment objective will be achieved, and you could lose all of your investment in the Fund.

Leverage. The Fund may add leverage to its portfolio by utilizing borrowings, such as through bank loans or commercial paper and/or other credit facilities. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board of Trustees may authorize the issuance of preferred shares without the approval of Common Shareholders; however, the Fund is not authorized to issue preferred shares as of the date of this prospectus. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant. Under the 1940 Act, the Fund may use borrowings, including loans from certain financial institutions and the issuance of debt securities, in an aggregate amount of up to 33 1/3% of the Fund’s Managed Assets immediately after such borrowings. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s Managed Assets immediately after such issuance. By using leverage, the Fund seeks to obtain a higher return for holders of Common Shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.

Plan of Distribution. Upon receiving the Exemptive Relief, the Fund initially intends to offer two classes of Common Shares: Class A Shares  and Class I Shares. The Fund’s Common Shares will be sold at a public offering price equal to their net asset value per share, plus a sales charge where applicable. Each share class represents an investment in the same portfolio of investments, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements. Class A Shares of the Fund are primarily offered and sold to retail investors by certain broker-dealers which are members of the Financial Industry Regulatory Authority (“FINRA”) and which have agreements with the Fund’s distributor, FEF Distributors, LLC (the “Distributor”), to sell Class A Shares, but may be made available through other financial firms, including banks and trust companies and to specified benefit plans (as defined below) and other retirement accounts.  Only certain investors are eligible to purchase Class I Shares.  See “Plan of Distribution — Share Classes.”

Class I Shares. The minimum initial investment for Class I Shares is $1 million per account, except that the minimum investment may be modified for certain financial firms that submit orders on behalf of their customers, the Trustees and certain employees and their extended family members of the Adviser and its affiliates. There is no minimum subsequent investment amount for Class I Shares.

Class A Shares. The minimum initial investment for Class A Shares is $2,500 per account, except that the minimum investment may be modified for certain financial firms that submit orders on behalf of their customers, the Trustees and certain employees and their extended family members of the Adviser and its affiliates. The minimum subsequent investment amount for Class A Shares is $100.

Please read and retain this Prospectus for future reference. A Statement of Additional Information, dated [•], 2020 (the “SAI”), and other materials containing additional information about the Fund have been filed with the SEC. The SAI is incorporated by reference in its entirety into this Prospectus, which means that it is considered to be part of this Prospectus. You may request a free copy of the SAI, the table of contents of which is shown on page 84 of this Prospectus, and other information filed with the SEC, by calling [       ] (toll-free), by electronic mail at publicinfo@sec.gov. Upon completion of this offering, the Fund will file annual and semi-annual shareholder reports, proxy statements and other information with the SEC. To obtain this information or the Fund’s SAI electronically, please visit [       ] or call [       ]. You may also call this number to request additional information or to make other inquiries pertaining to the Fund. You may also obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s web site (www.sec.gov).

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.feim.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling [       ] or by visiting [       ]. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Fund, you can call [       ] or visit [       ]. Your election to receive reports in paper will apply to all funds held with First Eagle or your financial intermediary.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Table of Contents

Prospectus Summary	1
Summary of Fund Expenses	23
The Fund	25
Use of Proceeds	26
The Fund’s Investment Objective and Strategies	27
Leverage	30
Principal Risks of the Fund	33
Management of the Fund	50
Plan of Distribution	56
Periodic Repurchase Offers	69
Net Asset Value	72
Distributions	73
Dividend Reinvestment Plan	75
Description of Capital Structure and Shares	76
Tax Matters	79
Custodian and Transfer Agent	83
Independent Registered Public Accounting Firm	83
Legal Matters	83
Table of Contents for the Statement of Additional Information	84
Appendix A: Financial Firm-Specific Sales Charge Waivers and Discounts	A-1

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

Prospectus Summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in Common Shares of the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information. In particular, you should carefully read the risks of investing in the Fund’s Common Shares, as discussed under “Principal Risks of the Fund.”

The Fund

First Eagle Credit Opportunities Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest (the “Common Shares”). The Fund is operated as an “Interval Fund” (as defined below).

Continuous Offering

The Fund initially intends to offer two classes of Common Shares: Class A Shares and Class I Shares. Each share class represents an investment in the same portfolio of investments, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements. The Fund has applied for exemptive relief (the “Exemptive Relief”) from the Securities and Exchange Commission (the “SEC”) that, if granted, will permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees; there is no assurance, however, that the relief will be granted. At present, only Class I Shares are available for purchase. Upon receiving the Exemptive Relief, the Fund will also offer Class A Shares.

The Fund continuously offers its Common Shares through FEF Distributors, LLC (the “Distributor”), as principal underwriter, on a best efforts basis. Class A Shares and Class I Shares will be sold on a continuous basis at the Fund’s then current net asset value (“NAV”) per Share, plus for Class A Shares only, a maximum front-end sales commission of [    ]%. While neither the Fund nor the Distributor impose a front-end sales commission on Class I Shares, if you buy Class I Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information.

The minimum initial investment generally required for Class I Shares is $1 million per account. The minimum may be waived for Class I Shares for certain wrap fee programs if approved by the Distributor and for certain intermediaries that have entered into a relevant agreement with the Distributor. The minimum initial investment generally required for Class A Shares is $2,500 per account. The minimum investments may be modified for certain financial firms that submit orders on behalf of their customers, the Trustees and certain employees and their extended family members of the Adviser and its affiliates. The minimum subsequent investment amount for Class A Shares is $100. There is no minimum subsequent investment amount for Class I Shares.

For additional information regarding each share class please see “Plan of Distribution—Share Classes” in this prospectus. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Common Shares. However, as described below, in order to provide liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding Common Shares.

Investment Objective and Strategies

The Fund’s primary investment objective is to provide current income with a secondary objective of providing long-term risk-adjusted returns by investing in a portfolio of credit asset classes. The Fund intends to capitalize on relative value opportunities across the credit spectrum. There can be no assurance that the Fund will achieve its investment objective.

The Fund will invest, under normal market conditions, at least 80% of its Managed Assets (as defined below) in a credit portfolio of below investment-grade credit assets including but not limited to syndicated bank loans, middle market “club” loans, direct lending (consisting of first lien loans, including unitranche loans), asset-based loans, and high yield bonds (commonly referred to as “junk” bonds). The Fund expects, under normal circumstances, to employ an investment strategy that capitalizes on current and future income and relative value opportunities in credit markets. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may invest without limit in illiquid investments. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Adviser and Subadviser

First Eagle Investment Management, LLC (“FEIM” or the “Adviser”) serves as the investment adviser for the Fund. Subject to the supervision of the Board of Trustees, the Adviser oversees the management of the Fund’s activities and supervises the activities of the investment subadviser. The Adviser is a subsidiary of First Eagle Holdings, Inc. (together with its affiliates, “First Eagle”).

First Eagle is dedicated to providing prudent stewardship of client assets. First Eagle focuses on active and fundamental investing, with a strong emphasis on downside protection and without adhering to a specific benchmark. Over a long history dating back to 1864, First Eagle has helped its clients avoid permanent impairment of capital and earn attractive returns through varied economic cycles—a tradition that is central to its mission today. In addition to the Fund, its clients include the First Eagle Funds, the First Eagle Variable Funds, other pooled vehicles, corporations, foundations, major retirement plans and high net worth individuals. The Adviser is located at 1345 Avenue of the Americas, New York, NY 10105. As of June 30, 2020, the Adviser had approximately $80.7 billion in assets under management.[3]

First Eagle Alternative Credit, LLC (“FEAC” or the “Subadviser”), in its capacity as the alternative credit group of FEIM, serves as the Fund’s investment subadviser. FEAC is an investment adviser for both direct lending and broadly syndicated investments, through public and private vehicles, collateralized loan obligations, separately managed accounts and commingled funds. The Subadviser was formed in 2009 under the name THL Credit Advisors LLC (“THL Credit”). In January 2020, the Subadviser was acquired by a wholly-owned subsidiary of the Adviser. As of June 30, 2020, the Adviser had approximately $20.5 billion in assets under management.[4]

Christopher Flynn, James Fellows, CFA, Brian Good, Robert Hickey, Brian Murphy, Steven Krull, CFA, Michelle Handy, and Christian Champ, CFA are the portfolio managers that are primarily responsible for the day-to-day management of the Fund.

Periodic Repurchase Offers

The Fund is an Interval Fund, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy, which may only be changed with Shareholder approval, to make quarterly offers

[3]   Excludes assets under management or advisement (together, “AUM”) of First Eagle Alternative Credit, LLC; First Eagle Alternative Credit SLS, LLC; First Eagle Private Credit, LLC; and First Eagle Private Credit Advisors, LLC.

[4]  Represents the aggregate AUM of First Eagle Alternative Credit, LLC; First Eagle Alternative Credit SLS, LLC; First Eagle Private Credit, LLC; First Eagle Private Credit Advisors, LLC as of June 30, 2020, except the assets and AUM of THL Credit, Inc. and its related funds and separate accounts, which are as of March 31, 2020.

to repurchase between 5% and 25% of its outstanding Common Shares at NAV. Subject to applicable law and approval of the Fund’s Board of Trustees (the “Board” or “Board of Trustees”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, which is the minimum amount permitted. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund expects the first repurchase offer to be issued within [•] months following effectiveness of the Fund’s registration statement.  The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Shares, thus allocating estimated transaction costs to the shareholder whose Common Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if the Adviser or Subadviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.  The Fund’s Common Shares are not listed for trading on any securities exchange. There is currently no secondary market for its Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Accordingly, you may not be able to sell Common Shares when and/or in the amount that you desire. Investors should consider Common Shares of the Fund to be an illiquid investment. Thus, the Common Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Principal Risks of the Fund — Repurchase Offers Risk.”

Use of Leverage

The Fund may add leverage to its portfolio by utilizing borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into other transactions that may give rise to a form of leverage including, among others, loans of portfolio securities. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board of Trustees may authorize the issuance of preferred shares without the approval of the holders of Common Shares of the Fund (the “Common Shareholders”); however, the Fund is not authorized to issue preferred shares as of the date of this prospectus. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Subadviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.  The net proceeds the Fund obtains from leverage utilized will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.  The 1940 Act generally prohibits the Fund from engaging in most forms of leverage (including the use of bank loans, commercial paper or other credit facilities, certain derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Fund will utilize borrowings, issue preferred shares or utilize any other forms of leverage. If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Common Shares. When leverage is used, the net asset value of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, interest and other expenses borne by the Fund with respect to its use of borrowings or any other forms of leverage are borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Adviser and Subadviser are based on the average daily value of the Fund’s Managed Assets (including any assets attributable to borrowings and any preferred shares that may be outstanding, if issued), the Adviser and the Subadviser have a financial incentive for the Fund to use certain forms of leverage (e.g., borrowings and preferred shares), which may create a conflict of interest between the Adviser and Subadviser, on the one hand, and the Common Shareholders, on the other hand.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require the Fund to reduce its use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the 1940 Act, which could adversely affect the value or performance of the Fund and the Common Shares.

Please see “Leverage,” “Principal Risks of the Fund—Leverage Risk” and “Principal Risks of the Fund—Segregation and Coverage Risk” for additional information regarding leverage and related risks.

Distributions

The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare income dividends daily and distribute them monthly to shareholders of record. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. During the non-publicly traded period, the Fund may make a dividend distribution related to IRC Section 67 (Misc Expenses) before being publicly offered.

Unless a shareholder specifies otherwise, dividends will be reinvested in Common Shares of the Fund in accordance with the Fund’s dividend reinvestment plan. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and/or borrowings. See “Distributions” and “Dividend Reinvestment  Plan.”

Distributor, Custodian and Transfer Agent

FEF Distributors, LLC, an affiliate of the Adviser and the Subadviser, serves as the Fund’s principal underwriter and distributor. [        ] serves as the primary custodian of the Fund’s assets. [        ]  serves as the

Fund’s transfer agent and dividend disbursement agent.

Unlisted Closed-End Fund Structure; Limited Liquidity

The Fund’s Common Shares are not listed for trading on any securities exchange. There is currently no secondary market for its Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Shareholders of the Fund are not able to have their Common Shares redeemed or otherwise sell their Common Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an Interval Fund and conducts periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. Investors should consider Common Shares of the Fund to be an illiquid investment. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Common Shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Common Shares and should be viewed as a long- term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment goals and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

Principal Risks of the Fund

No Operating History

The Fund is a newly organized, non-diversified closed-end investment company. The Fund has no history of operations and no history of public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decisions. The Fund is designed for long-term investors and not as a trading vehicle.

Investment Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the investments and other financial assets owned by the Fund. The value of the Fund’s investments will generally fluctuate with, among other things, changes in prevailing interest rates, federal tax rates, counterparty risk, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. The Fund anticipates using leverage, which would magnify the Fund’s investment, market and certain other risks. See “Risk Factors—Leverage Risk.” During periods of limited liquidity and higher price volatility, the Fund’s ability to dispose of investments at a price and time that the Adviser and/or Subadviser deems advantageous may be impaired. Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates. In addition, the Adviser’s and the Subadviser’s responses to these market movements may not be successful. The Common Shares at any point in time may be worth less than the original cost, even after taking into account any reinvestment of dividends and distributions.

Market Risk

The Fund is subject to market risk. Market risk includes unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. Although globally and among developed countries there has been a relatively stable political environment for decades, there is no guarantee that such stability will be maintained in the future. International policies, relationships and trade agreements, which have generally been perceived as stable or evolving, appear to be much more in flux. Adjustments in major trade relationships have already been met by retaliatory measures from other countries and could cause potential escalation in protectionist behavior leading to a drag on growth prospects as trade and investment and productivity growth are reinforcing and linked. Other drivers of geopolitical, economic and market risk may also come from, among other things, increased political tension on the international stage, substantial slowdown and outright recessions in certain markets, pressure on oil prices, rising corporate leverage, continuous abnormally low global interest rates, structural stresses in the European Union, international terrorist activity and armed conflict and risk of armed conflict in the Middle East, East Asia and elsewhere. Similarly, environmental and public health risks, such as natural disasters or pandemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Any of these developments, or the perception that any of these developments are likely to occur or worsen, could have a material adverse effect on economic growth or business activity, result in the relocation of businesses, cause business interruptions, lead to economic recession or depression, and impact the stability of financial markets or financial institutions and the financial and monetary system. The Fund may be affected by these developments in ways that are not foreseeable, and there is a possibility that such developments could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Market turmoil may negatively affect the Fund’s performance. Such factors may affect the level and volatility of security prices and liquidity of a Fund’s investments. Credit markets may become illiquid, credit spreads may widen and the equity markets may lose substantial value. Such market conditions may cause the Fund to suffer substantial losses and/or implement measures that adversely affect the Fund. Changes in the value of securities may be temporary or may last for extended periods.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS, and most recently, “SARS-CoV-2” (and the resulting respiratory disease sometimes referred to as the “corona virus” and abbreviated as “COVID-19”). In December 2019, an initial outbreak of the COVID-19 was reported in Wuhan City, Hubei Province, China. Since then, a large and growing number of cases have been confirmed around the world. COVID-19 has resulted in, among other things, closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including liquidity, in general in ways that cannot necessarily be foreseen at the present time. The impact of COVID-19 and other infectious diseases in developing or emerging market countries may be greater for a variety of reasons. Public health crises, including those caused by COVID-19, may exacerbate pre-existing political, social and economic risks in certain countries. The impact may be short term or may last for an extended period of time.

Asset Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser or the Subadviser may make less than optimal or poor asset allocation decisions. The Adviser and the Subadviser employ an active approach to allocation across multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser or the Subadviser will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Issuer Risk

The value of securities may decline for a number of reasons that directly relate to a security’s issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

The value of securities may decline for a number of reasons that directly relate to a security’s issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Repurchase Offers Risk

As described under “Periodic Repurchase Offers” above, the Fund is an Interval Fund and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board of Trustees. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of the Fund’s Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund will be a taxable event to Common Shareholders, potentially even to those Common Shareholders that do not participate in the repurchase.

Large Shareholder Risk.

To the extent a large proportion of Common Shares are held by a small number of Common Shareholders (or a single common shareholder), including affiliates of the Adviser and the Subadviser, the Fund is subject to the risk that these Shareholders will seek to sell Common Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of Common Shares tendered by a small number of Common Shareholders (or a single Common Shareholder) may exceed the number of Common Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by Common Shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each Common Shareholder. However, the Fund may determine to increase the repurchase offer by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. Third party stockholders will not be given priority over Shareholders that are affiliates of the Adviser and the Subadviser, whose holdings in the Fund may be significant and may have the effect of diluting third party stockholders with respect to any repurchase offer. See “Risks—Repurchase Offers Risk.”

Management Risk

The Fund does not have internal management capacity or employees. The Fund depends on the diligence, skill and network of business contacts of the senior investment professionals of the Adviser and the Subadviser to achieve the Fund’s investment objective. The Fund expects that the Adviser, with the assistance of the Subadviser, will evaluate, negotiate, structure, close and monitor the Fund’s investments in accordance with the terms of the Investment Advisory Agreement and Subadvisory Agreement, as applicable. The Fund can offer no assurance, however, that the senior investment professionals of the Adviser and/or Subadviser will continue to provide investment advice to us. The loss of any member of the Adviser’s and/or Subadviser’s investment committee or of other senior investment professionals of the Adviser and/or Subadviser and their affiliates would limit the Fund’s ability to achieve is investment objective and operate as the Fund anticipates. This could have a material adverse effect on the Fund’s financial condition, results of operations and cash flows.

Interest Rate Risk

General interest rate fluctuations may have a substantial negative impact on the Fund’s investments and investment opportunities, and, accordingly, may have a material adverse effect on the Fund’s investment objective and rate of return on investment capital. A portion of the Fund’s income will depend upon the difference between the rate at which it borrows funds and the interest rate on the debt securities in which it invests. Because the Fund will borrow money to make investments and may issue debt securities, preferred stock or other securities, the Fund’s net investment income is dependent upon the difference between the rate at which the Fund borrows funds or pays interest or dividends on such debt securities, preferred stock or other securities and the rate at which the Fund invests these funds. Typically, the Fund anticipates that its interest earning investments will accrue and pay interest at both variable and fixed rates, and that its interest-bearing liabilities will accrue interest at variable and fixed rates. The benchmarks used to determine the floating rates earned on the Fund’s interest earning investments are London Interbank Offered Rate, or LIBOR, and Canadian Dollar Offer Rate, or CDOR, with maturities that range between one and twelve months and alternate base rate, or

ABR, (commonly based on the Prime Rate or the Federal Funds Rate), with no fixed maturity date. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on the Fund’s net investment income. The Fund uses a combination of equity and long-term and short-term borrowings to finance its investment activities.

[As of the date of this prospectus, interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinarily accommodative monetary policy initiatives the effect of which is impossible to predict with certainty. A significant increase in market interest rates could harm the Fund’s ability to attract new portfolio companies and originate new loans and investments. The Fund expects that a majority of its investments in debt will continue to be at floating rates with a floor. However, in the event that the Fund makes investments in debt at variable rates, a significant increase in market interest rates could also result in an increase in the Fund’s non-performing assets and a decrease in the value of the Fund’s portfolio because the Fund’s floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, the Fund’s cost of funds would increase, resulting in a decrease in the Fund’s net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for the Fund’s capital that the decrease in interest rates may produce. The Subadviser may, but is not required to, hedge against the risk of adverse movement in interest rates in the Fund’s short-term and long-term borrowings relative to the Fund’s portfolio of assets. If the Subadviser engages in hedging activities on behalf of the Fund, it may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition, and results of operations.]

Credit Risk

Investment in private and middle market companies is highly speculative and involves a high degree of risk of credit loss, and therefore the Fund’s securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession. Additionally, issuers of the syndicated loans and other types of credit instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This nonpayment would result in a reduction of income to the Fund, a reduction in the value of such syndicated loans or credit instrument experiencing nonpayment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund’s investments in syndicated loans and debt securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of nonpayment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing syndicated loans or credit instrument. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. To the extent the Fund invests in high yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments.

Below Investment Grade Rating Risk

The Fund expects that its investments in syndicated bank loans, middle market “club” loans, direct lending (consisting of first lien loans, including unitranche loans), asset-based loans, and high yield bonds “(commonly referred to as “junk” bonds) will consist primarily of securities and loans that are rated below investment grade or unrated and of comparable credit quality. High yield bonds that are rated below investment grade are often referred to as “high yield” securities or “junk bonds.” Below investment grade syndicated bank loans, high yield bonds and other similar instruments are rated “Ba1” or lower by Moody’s Investors Service, Inc. (“Moody’s”), “BB+” or lower by Standard & Poor’s (“S&P”) or “BB+” or lower by Fitch Ratings (“Fitch”) or, if unrated, are judged by the Subadviser to be of comparable credit quality. The direct lending and asset-based loans in which the Subadviser invests typically are not rated by any rating agency, but the Subadviser believes that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s, lower than “BBB-” by S&P and lower than “BBB-” by Fitch Ratings).

While generally providing greater income and opportunity for gain, below investment grade securities or comparable unrated securities may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a high yield bond and/or syndicated bank loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. Below investment grade high yield bonds and syndicated bank loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such high yield bonds, syndicated bank loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade high yield bonds and syndicated bank loans and similar instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the Subadviser’s credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in syndicated bank loans, middle market “club” loans, and high yield bonds, and may invest in other debt instruments, rated in the lower rating categories (“Caa1” or lower by Moody’s, “CCC+” or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Bank Loan Risk

The Fund intends to invest in bank loans. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. The market for bank loans may be illiquid and the Fund may have difficulty selling them. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. In some instances, other accounts managed by the Adviser, the Subadviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio. If the credit quality of the issuer deteriorates, the Adviser or the Subadviser may owe conflicting fiduciary duties to the Fund and other client accounts. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors. Alternatively, the Adviser or the Subadviser may come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. The Adviser or the Subadviser’s ability to trade in these loans for the account of the Fund could be limited by its possession of such information. Limitations on the Adviser or the Subadviser’s ability to trade could have an adverse effect on the Fund by preventing the Fund from selling a loan that is experiencing a material decline in value.

Distressed Investments Risk

The Fund may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Distressed Debt, Litigation, Bankruptcy and Other Proceedings Risk

The Fund may invest in debt securities and other obligations of companies that are experiencing significant financial or business distress. Investments in distressed securities involve a material risk that the issuer will default on the obligations or enter bankruptcy. In an event of default or bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations, and, in some cases, there is a risk of loss by the Fund of its entire investment in such securities. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments decline.

A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Fund and can adversely affect the Fund’s return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Fund. To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the Fund and its investors. The Subadviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Subadviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments declines.

Certain fixed-income instruments invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or the Subadviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or Common Shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity. Where the Fund or the Subadviser has representatives on the boards of a portfolio company, such involvement may also prevent the Fund from freely disposing of its debt investments and may subject the Fund to additional liability or result in re-characterization of its debt investments as equity.

Loans, Participations and Assignments Risk

The Fund may acquire loans through assignments or participations of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest and not directly with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. In addition, to the extent that the lead institution fails and any borrower collateral is used to reduce the balance of a participated loan, the Fund will be regarded as a creditor of the lead institution and will not benefit from the exercise of any set-off rights by the lead institution or its receiver.

Further, in purchasing participations in lending syndicates, the Subadviser will not be able to conduct the same level of due diligence on a borrower or the quality of the loan with respect to which the Fund is buying a participation as the Subadviser would conduct if the Fund were investing directly in the loan. This difference may result in the Fund being exposed to greater credit or fraud risk with respect to such loans than the Subadviser expected when initially purchasing the participation.

Direct Lending and Middle Market “Club” Loan Risk

Investment in private and middle market companies involves a number of significant risks. Generally, little public information exists about these companies, and the Fund is required to rely on the ability of the Subadviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If the Subadviser is unable to uncover all material information about these companies, it may not be able to make a fully informed investment decision, and the Fund may lose money on is investments. Private and middle market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s portfolio company and, in turn, on the Fund. Middle market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, the  Fund’s executive officers, directors and the Adviser and/or Subadviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in its portfolio companies.

Foreign Loan Originations Risk

A portion of the Fund’s investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks many be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

Privacy and Data Security Laws

Many jurisdictions in which the Fund and its portfolio companies operate have laws and regulations relating to data privacy, cyber security and protection of personal information, including the General Data Protection Regulation (“GDPR”) in the European Union that went into effect in May 2018 and the California Consumer Privacy Act (“CCPA”) that took effect in January 2020 and provides for enhanced consumer protections for California residents, a private right of action for data breaches and statutory fines for data breaches or other CCPA violations. If the Fund or the Adviser and/or Subadviser fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause investors and clients to lose confidence in the effectiveness of the Fund’s security measures.

Liquidity Risk

The Fund intends to invest in illiquid investments. An illiquid investment is a security or other investment that cannot be sold or disposed of within seven days or less in current market conditions without the sale or disposition significantly changing the market value of the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market value for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale.  For the period between the repurchase offer notice and the end of the repurchase period, the Fund must maintain 100% of the repurchase offer amount in liquid assets.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate.  For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.  A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels, NAV and/or overall return of the Common Shares.

Convertible Securities Risk

Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Investment in Other Regulated Funds

The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”) and business development companies (“BDCs”) (collectively referred to as “regulated funds”), to the extent that these investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act or any applicable exemption therefrom.  The Fund may invest in other regulated funds to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when the Subdviser believes share prices of other regulated funds offer attractive values. The Fund generally may invest up to 10% of its total assets in shares of other regulated funds and up to 5% of its total assets in any one regulated fund (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired regulated fund at the time of investment. These restrictions do not apply to certain ETFs (as further described below), subject to specialized SEC exemptive orders applicable to those ETFs.

Investment in another regulated funds may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a fund in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such a regulated fund unless, in the judgment of the Subadviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in a regulated fund, the Fund would bear its ratable share of that regulated fund’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own advisory fees and other expenses. To the extent the Fund invests in other regulated funds, its performance will be affected by the performance of those other regulated funds.

Exchange-Traded Funds

Fund may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as regulated funds, as described above. Furthermore, there may be times when the exchange halts trading, in which case the Fund would be unable to sell ETF shares until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Valuation Risk

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Leverage Risk

Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. Initially, the Fund expects to enter into a credit facility to obtain leverage in an amount equal to approximately [  ]% of the Fund’s Managed Assets immediately after giving effect to the borrowing. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions, margin facilities, and the issuance of preferred shares or notes. The Fund’s total leverage, either through borrowings, preferred stock issuance, or similar transactions, may not exceed 33 1/3% of the Fund’s Managed Assets.

The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of Common Shares, including increased variability of the Fund’s net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. The Fund will also have to pay interest and dividends on its borrowings, which may reduce the Fund’s current income. This interest expense may be greater than the Fund’s current income on the underlying investment. The Fund’s leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Share dividends, but also creates special risks and considerations for the Common Shareholders, including:

•                  The likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•                  The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Common Shareholders;

•                  The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;

•                  When the Fund uses financial leverage, the investment advisory and subadvisory fees payable to FEIM and FEAC, respectively, will be higher than if the Fund did not use leverage, including periods when the Fund is losing money, and because the fees paid will be calculated based on the Fund’s Managed Assets there may be a financial incentive to the Adviser and the Subadviser to increase the Fund’s use of leverage, which creates an inherent conflict of interests;

•                  Leverage increases operating costs, which will be borne entirely by the Common Shareholders and may reduce total return; and

•                  Certain types of borrowings and issuances of preferred stock by the Fund may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements.

Focused Investment Risk

To the extent that the Fund focuses its investments in a particular industry, the NAV of the Common Shares will be more susceptible to events or factors affecting companies in that industry.  These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry.  Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

Confidential Information Access Risk

Principals of the Adviser, the Subadviser and their affiliates and certain of the Adviser’s and/or Subadviser’s investment professionals may have or establish relationships with companies in which the Fund invests, including serving as a director of, or in a similar capacity with, such companies. In connection with the foregoing activities, principals of the Adviser, the Subadviser and their affiliates and certain of the Adviser’s and/or Subadviser’s investment professionals may from time to time come into possession of confidential or material nonpublic information or be restricted from effecting transactions relating to certain issuers that would limit the ability of the Adviser and/or Subadviser to effect a transaction for the Fund (including the Fund’s ability to buy, sell or hold certain investments) and the Fund’s investments may be constrained as a consequence of the Adviser and/or Subadviser’s inability to use such information for advisory purposes or otherwise to effect transactions that otherwise may have been initiated on behalf of its clients, including the Fund.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund may increase, which would tend to further reduce returns to the holders of Common Shares. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Risk of Regulatory Changes

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies.  New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Internal Revenue Service (“IRS”), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund.  In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) are implementing similar requirements.  The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies.  The Fund and the Adviser historically been eligible for exemptions from certain regulations.  However, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions. The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts.

Current rules related to credit risk retention requirements for asset backed securities may increase the cost to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest.  The impact of the risk retention rules on the securitization markets is uncertain.  These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles.

LIBOR Risk

LIBOR, the London Interbank Offered Rate, is the basic rate of interest used in lending transactions between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. The Fund wil typically use LIBOR as a reference rate in floating-rate loans it extends to portfolio companies such that the interest due to us pursuant to a term loan extended to a portfolio company is calculated using LIBOR. The terms of the Fund’s debt investments generally include minimum interest rate floors which are calculated based on LIBOR.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is expected that a transition away from the widespread use of LIBOR to alternative rates will occur over the course of the next several years. As a result of this transition, interest rates on financial instruments tied to LIBOR rates, as well as the revenue and expenses associated with those financial instruments, may be adversely affected. Further, any uncertainty regarding the continued use and reliability of LIBOR as a benchmark interest rate could adversely affect the value of the Fund’s financial instruments tied to LIBOR rates. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates

Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by Treasury securities, called the Secured Overnight Financing Rate (“SOFR”). The first publication of SOFR was released in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement remains a question and the future of LIBOR at this time is uncertain. Any transition away from LIBOR to alternative reference rates is complex and could have a material adverse effect on the Fund’s business, financial condition and results of operations, including as a result of any changes in the pricing of the Fund’s investments, changes to the documentation for certain of the Fund’s investments and pace of such changes, disputes, changes in interest rates payable to the Fund by its portfolio companies, and other actions regarding the interpretation of current and prospective loan documentation or modifications to processes and systems.

Upon LIBOR’s phase out, the Fund may need to renegotiate any credit agreements with its portfolio companies extending beyond 2021 that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established. Any of such renegotiations may have a material adverse effect on the Fund’s business, result of operations, financial condition, and share price, including as a result of changes in interest rates payable to the Fund by its portfolio companies.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, volatility in risk-free benchmark rates, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on the Fund’s business, result of operations, financial condition, and unit price.

Tax Risk

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter; and (iii) distribute in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Internal Revenue Code of 1986, as amended (the “Code”), but determined without regard to the deduction for dividends paid) and its net tax-exempt income. If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including its net capital gain), even if such income were distributed to its Common Shareholders. In addition, all distributions by the Fund out of earnings and profits (including distributions of net capital gain), would be taxed to Common Shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction in the case of corporate Common Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges), before requalifying as a RIC. See “Tax Matters.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares.

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. In light of the Fund’s investment strategies, it is anticipated that the Fund’s distributions generally will not be treated as tax-advantaged qualified dividend income. See “Tax Matters.”

Potential Conflicts of Interest Risk—Allocation of Investment Opportunities

The Adviser, the Subadviser and their affiliates may sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies. For example, the Adviser or the Subadviser may serve as investment adviser to one or more private funds, registered closed-end funds and collateralized loan obligations (CLO). In addition, the Company’s officers may serve in similar capacities for one or more private funds, registered closed-end funds and CLOs. To the extent, the Adviser, Subadviser and their affiliates determine that an investment is appropriate for us and for one or more other funds, the Adviser and the Subadviser intend to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Advisers Act and (c) the Adviser and Subadviser’s internal conflict of interest and allocation policies.

The Subadviser has established allocation policies to ensure that the Fund will generally share equitably with other credit investment funds managed by the Subadviser or its affiliates within the alternative credit platform in credit investment opportunities that are suitable for the Fund and such other investment funds.

The 1940 Act imposes significant limits on co-investment with affiliates of the Fund, and the Fund generally will not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. There can be no assurance that the SEC would grant the exemptive relief. In situations where co-investment with other entities sponsored or managed by the Adviser, the Subadviser or their affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Adviser and the Subadviser will need to decide whether the Fund or such other entity or entities will proceed with the investment. The Adviser and the Subadviser will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. This reduces the amount of transactions in which the Fund can participate and makes it more difficult for the Fund to implement its investment objectives.

Distribution Risk

The Fund cannot assure you that it will achieve investment results that will allow the Fund to make a specified level of cash distributions or periodically increase its dividend rate. The monthly distributions that Common Shareholders are expected to receive from the Fund will be derived from the Fund’s dividends and interest income after payment of Fund expenses. The Fund’s cash available for distribution may vary widely over the short and long term.

Payment-In-Kind Securities

The Fund may invest in Payment-In-Kind (“PIK”) Securities. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a RIC under the Code, and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and non-cash income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Zero-Coupon Bond Risk

Among the debt securities in which the Fund may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Fund’s income. Thus, to continue to quality for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

Portfolio Turnover Risk

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Subadviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher transaction costs and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Fund’s performance over time.

Cyber Security Risk

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the disaster recovery systems of the Fund, Adviser and Subadviser, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Fund, the Adviser and/or the Subadviser’s computer-based data processing, transmission, storage, and retrieval systems or destroy data. If the Adviser and/or the Subadviser were unavailable in the event of a disaster, the Fund’s ability to effectively conduct is business could be severely compromised.

The Fund, Adviser and Subadviser depend heavily upon computer systems to perform necessary business functions. Despite implementation of a variety of security measures, the computer systems of the Fund, Adviser and/or Subadviser could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins, “phishing” attempts or unauthorized tampering. Like other companies, the Fund, Adviser and Subadviser may experience threats to their data and systems, including malware and computer virus attacks, impersonation of authorized users, unauthorized access, system failures and disruptions. The Fund does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to us, the Adviser, the Subadviser, Common Shareholders and/or a portfolio company, each of which would be negatively impacted. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, the computer systems and networks of the Fund, Adviser or Subadivser, or otherwise cause interruptions or malfunctions in the Fund’s operations, which could result in damage to the

Fund’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M (which are less stringent than the diversification requirements of the 1940 Act), including its diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Conflicts of Interest Relating to Affiliates

The Adviser’s affiliation with The Blackstone Group Inc. and Corsair Capital LLC (collectively, “Blackstone/Corsair”) requires the Adviser to manage conflicts of interest associated with dealings the Fund may have with those businesses or funds, clients or portfolio companies associated with it. For example, should the Adviser wish to cause the Fund to execute portfolio transactions through broker-dealers associated with Blackstone/Corsair, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Funds may not be able to buy or sell property directly to or from Blackstone/Corsair or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Blackstone/Corsair or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Fund to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Blackstone/Corsair may be restricted by the 1940 Act. To the extent such investments are permitted and the Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Blackstone/Corsair), conflicts of interest may arise from the presence of Blackstone/Corsair representatives on the company board or the payment of compensation by the company to Blackstone/Corsair or an affiliate. Moreover, the Adviser could have an incentive to allocate the Fund’s assets to such a portfolio company since affiliates of the Adviser have a direct or indirect financial interest in its success. There also may be instances where Blackstone/Corsair could be involved in bankruptcy proceedings of current investments or of issuers in which the Funds would otherwise invest, with potentially divergent interests as between the Funds and Blackstone/Corsair. [The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Blackstone/Corsair may have or transactions or investments Blackstone/Corsair and their affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.]

Foreign Currency Risk

Although it is anticipated that most of the Fund’s investments will be denominated in U.S. dollars, the Fund’s investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Subadviser may employ hedging techniques to minimize these risks, but the Subadviser cannot offer any assurance that it will, in fact, hedge currency risk or, that if it does, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect the Fund’s profitability.

Hedging Risk

While the Subadviser may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if the Subadviser had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, the Subadviser may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent the Subadviser from achieving the intended hedge and expose the Fund to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Anti-Takeover and Other Provisions in the Declaration of Trust

The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Trustees are elected for indefinite terms and do not stand for reelection on a regular basis, although they may stand for reelection in connection with the election of another Trustee. The anti-takeover provisions in the Declaration of Trust promote stability in the governance of the Fund and limit the risk that the Fund will be subject to changes in control, operational changes or other changes that may not be in the best interests of shareholders. However, these anti-takeover provisions may also inhibit certain changes of control that could benefit shareholders, such as by leading to improvements in Fund operations, by leading to increased returns of capital to shareholders or through other means. The Declaration of Trust, including the anti-takeover provisions contained therein, was considered and ratified by the Fund’s Board of Trustees. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” See “Anti-Takeover and Other Provisions in the Declaration of Trust.”

Summary of Fund Expenses

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly. Because the Fund has no operating history, many of these expenses are estimates.

	Class A Shares	Class I Shares
Shareholder Transaction Expenses:
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)[1]
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)
Repurchase Fee[2]		None
Annual Fund Operating Expenses:[3]
Management Fee
Distribution and/or Service (12b-1) Fees
Interest Payments on Borrowed Funds[4]
Other Expenses[5]
Total Annual Fund Operating Expenses

[1]

Investors that purchase $250,000 or more of the Fund’s Class A Shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, purchases of $250,000 or more of Class A Shares will be subject to an early withdrawal charge of 1.00% if the shares are repurchased during the first 12 months after their purchase. See “Early Withdrawal Charges - Class A Shares”

[2]	The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%
[3]	Assumes the Fund raises $[ ] in proceeds in the fiscal year ending [ ], resulting in estimated average net assets of approximately $[ ].
[4]	These expenses represent an estimate of interest payments the Fund expects to incur in connection with its use of leverage.
[5]

Other expenses include accounting, legal and auditing fees of the Fund, acquired fund fees and expenses, as well as fees payable to the Independent Trustees. The amount presented in the table estimates the amounts the Fund expects to pay during the year ending December 31, 2020.

Example

The following example illustrates the expenses (including any applicable sales charge) that you would pay on a $1,000 investment in the Common Shares, assuming a 5% annual return):1

	1 Year	3 Years	5 Years	10 Years
Class A Shares
Class I Shares

1                                           The example above should not be considered a representation of future expenses and actual expenses may be greater or less than those show. The example assumes that the estimated Interest Payments on Borrowed Funds and Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the Total Annual Fund Operating Expenses (as described above) remain the same for all time periods shown and that all dividends and distributions are reinvested at NAV. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. In addition to the fees and expenses described above, you may also be required to pay transaction or other fees on purchases of Class I Shares of the Fund, which are not reflected in the example.

The Fund

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund continuously offers its Common Shares and is operated as an Interval Fund. At present, only Class I Shares are available for purchase.  Upon receiving the Exemptive Relief, the Fund will also offer Class A Shares Shares. An investment in the Fund may not be appropriate for all investors. The Fund was organized as a Delaware statutory trust on July 8, 2020, pursuant to a Declaration of Trust governed by the laws of the State of Delaware as amended and restated by the Amended and Restated Declaration of Trust, dated as of [•], 2020 (the “Declaration of Trust”).The Fund has no operating history. The Fund’s principal office is located at 1345 Avenue of the Americas, New York, NY 10105.

Use of Proceeds

The Fund will invest the net proceeds of the continuous offering of Common Shares on an ongoing basis in accordance with its investment objective, strategies and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective, strategies and policies within approximately 30 days after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund, the availability of investments consistent with the Fund’s investment objective, strategies and policies, and overall market conditions. Pending investment pursuant to the Fund’s investment objective, strategies and policies, the Subadviser anticipates that the net proceeds of the offering will be invested in predominantly broadly syndicated loans and/or high yield bonds. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs, including to pay dividends and expenses, satisfy repurchase offers or for temporary defensive purposes. The Fund may be prevented from achieving its investment objectives during any time in which the Fund’s assets are not substantially invested in accordance with its policies.

The Fund’s Investment Objective and Strategies

Investment Objective

The Fund’s primary investment objective is to provide current income with a secondary objective of providing long-term risk-adjusted returns by investing in a portfolio of a variety of credit asset classes. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies

The Fund seeks to provide current income and long-term risk-adjusted returns.

The Fund will invest, under normal market conditions, at least 80% of its Managed Assets (as defined in this prospectus) in a credit portfolio of below investment-grade credit assets including but not limited to syndicated bank loans, middle market “club” loans, direct lending (consisting of first lien loans, including unitranche loans), asset-based loans, and high yield bonds (commonly referred to as “junk” bonds). “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). The Fund expects, under normal circumstances, to employ an investment strategy that capitalizes on current and future income and relative value opportunities in credit markets. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest without limit in illiquid investments.

The Fund will invest primarily in senior-secured assets, which the Adviser and the Subaviser (together, the “Advisers”) believe will provide attractive downside protection compared to other high-yield fixed income investments.

Flexible Credit Investing Strategy

The Subadviser will actively construct and manage a portfolio of credit investments and, as necessary, periodically rebalance the Fund’s allocation of assets among different types of credit investments utilizing the Subadviser’s strategies to seek to optimize the Fund’s allocation to achieve the Fund’s investment objective under the market conditions existing at such time. The Fund intends to employ a flexible income-oriented credit investing strategy based on relative and absolute value considerations across a variety of corporate credit opportunities.  The Fund seeks to achieve attractive risk-adjusted returns through multiple market cycles by managing a diversified portfolio of credit assets best-positioned to perform in various market conditions.  Generally, the Fund will employ an active approach to making tactical allocations in assets across multiple segments of the U.S. credit markets to seek out the most attractive income and risk-adjusted return opportunities, using a comprehensive, time-tested investment process.

Current Income and Relative Value Focus

An additional driver of the Fund’s investment strategy will be a relative value focus.  The Fund seeks to identify opportunities and market dislocations that may lead to outperformance relative to traditional fixed income.  Catalysts that may lead to opportunities and market dislocations include, but are not limited to, corporate transactional events (e.g. leveraged buyouts, mergers and acquisitions), market inefficiencies, increased corporate liquidity needs, and increase market liquidity needs.

Independent Credit Analysis, Active Approach to Monitoring and Investing, Managed by an Experienced Team

The Subadviser uses a time-tested investment process leveraging the collective experience of a long-standing senior investment team across multiple credit cycles. The Fund’s portfolio management team will utilize its independent credit analysis in an attempt to minimize credit risk and to identify issuers, industries and sectors that they believe are undervalued or offer potentially attractive yields relative to the Subadviser’s assessment of their creditworthiness.  The team’s quantitative and qualitative credit analysis is led by James Fellows, Chris Flynn, Brian Good, and Robert Hickey, who each have extensive experience investing in credit markets.  The approach is a collaborative, consistent approach leveraging multiple perspectives.  Team management of the Fund is paramount.  The process benefits from a long-standing senior investment team, experience over multiple credit cycles, and consistency of credit analysts, portfolio managers, and traders.

Access to First Eagle Alternative Credit Deal Flow

The Fund intends to benefit from the scale, infrastructure, and demonstrated investment expertise of the First Eagle Alternative Credit platform.  This includes a proprietary deal pipeline and access to broad opportunities in the public, private, new-issue, and secondary credit markets.  The Fund will seek out the most attractive investment ideas sourced through the platform’s multi-billion-dollar credit platform to achieve its investment objective.  As such, the portfolio management team will have the flexibility to invest where they see opportunities in a variety of credit instruments with varying yield and risk profiles in order to achieve its investment objective.

Differentiated Investment Opportunity to the Retail Investor Base

Many retail-oriented investment products do not offer access to credit products such as middle market “club” loans, asset-back loans, and direct lending.  In many cases, investment products offering these exposures typically have higher investment minimums and are traditionally offered exclusively to institutional investors, therefore the Fund offers a differentiated investment opportunity to retail investors.

Portfolio Composition

The Fund’s portfolio will consist of some combination of the following types of investments:

Syndicated Loans. Syndicated loans are typically underwritten and syndicated by large commercial and investment banks.  These loans may be recently originated by such banks pursuant to the originating bank’s, or lead arranger’s, underwriting standards applicable to corporate borrowers at the time of issuance.  The Fund may purchase syndicated loans either in the primary market in connection with their syndication or in the secondary market.  In most cases, syndicated loans will be secured by specific collateral of the issuer.  In general, most of the syndicated loans purchased by the Fund will be current on principal and interest payments at the time of purchase.  However, the Fund can purchase syndicated loans that are not current on principal and are likely to default.  In addition, syndicated loans held by the Fund may at times cease being current on principal and interest payments.

Middle Market “Club” Loans.  Middle market “club” Loans are loans made to upper middle market companies that may not have access to traditional capital markets.  Middle market “club”  loans are distinct from customary direct lending loans described herein in that are generally more liquid, often rated by a third party and funded by more than one lender, often a “club” of unaffiliated lenders. Middle market “club” loans in the Fund will consist of first lien senior secured loans.

Direct Lending. The Subadvisor intends to originate sponsor-backed, first lien senior secured directly originated loans (including “unitranche” loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position) of middle-market U.S. companies. Direct lending middle market loans are generally illiquid, unrated and funded by one affiliated lender group.

Asset-Based Loans.  The Subadviser intends to originate and selectively purchase asset based loans that are secured by collateral consisting of inventory, accounts receivable, machinery/equipment, real estate, intellectual property/brands and/or other assets owned by the borrower(s) where by the underlying loan will be underwritten by the value of the collateral.  These loans are highly structured and typically include frequent monitoring including but not limited to financial and collateral reporting.  The term loans are provided to both private and public borrowers with varying ownership structures.

High Yield Bonds. The Fund may invest in high yield bonds, which are securities rated below Baa by Moody’s, or below BBB by S&P and Fitch and unrated debt securities and other types of credit instruments of similar quality, commonly referred to as “junk bonds.”  Such securities are predominately speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The ratings of S&P’s represent its opinion as to the credit quality of the securities it undertakes to rate.  It should be emphasized, however, the ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities.  In seeking to achieve its investment objective, the Fund depends on credit analysis to identify investment opportunities.

Subadviser’s Investment Process

First Eagle Alternative Credit’s Global Investment Committee (“GIC” or “the Committee”) oversees the allocation of the Fund’s assets among the various credit investments. GIC meets monthly and is responsible for formulating, monitoring, and updating the investment policy of the Fund.  In addition, GIC is responsible for advising on the strategic and tactical allocation in response to changing market conditions and reviewing weightings across asset classes.  This ensures that investments are consistent with the Fund’s objectives and the Committee’s target allocations.  The Committee is also responsible for oversight of the investment portfolio of the Fund and monitoring the risk management process of the Fund.

The GIC currently consists of four members, Christopher Flynn, James Fellows, CFA, Brian Good, and Robert Hickey.  Investments are determined and sourced in accordance with the allocation of the Fund’s assets as determined by the GIC.  To the extent possible, such portfolio managers are the same as would be employed in managing a standalone fund within that underlying asset class and the pool of investment ideas from which the underlying asset category is populated would similarly be the same. While each underlying investment team employs its own distinct investment process tailored to that asset class, all portfolio investments undergo intensive screening, due diligence, and credit analyses focused on principal preservation and long-term value creation in market leading businesses. This ensures integrity of process and is intended to maximize “best ideas” capture.

Please see “Investment Objective and Policies” in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

Leverage

The Fund may add leverage to its portfolio by utilizing borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into other transactions that may give rise to a form of leverage including, among others, loans of portfolio securities. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board of Trustees may authorize the issuance of preferred shares without the approval of Common Shareholders; however, the Fund is not authorized to issue preferred shares as of the date of this prospectus. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Subadviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. See “Principal Risks of the Fund — Segregation and Coverage Risk.”

The net proceeds the Fund obtains from leverage utilized will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage (including the use of bank loans, commercial paper or other credit facilities, certain derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than borrowings and outstanding preferred shares). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings and outstanding preferred shares satisfies the above-referenced 200% coverage requirement. If the Fund uses a combination of borrowing (including notes and other securities representing indebtedness) and issuing preferred shares, the maximum asset coverage required would be between 300% and 200% depending on the relative amounts of borrowings and preferred shares.

Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Fund will utilize borrowings, issue preferred shares or utilize any other forms of leverage. If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Common Shares. When leverage is used, the NAV of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, interest and other expenses borne by the Fund with respect to its use of borrowings or any other forms of leverage are borne by the Common Shareholders and result in a reduction of the NAV of the Common Shares. In addition, because the fees received by the Adviser and Subadviser are based on the average daily value of the Fund’s Managed Assets (including any assets attributable to borrowings for investment purposes), the Adviser and the Subadviser have a financial incentive for the Fund to use certain forms of leverage (e.g., borrowings and preferred shares), which may create a conflict of interest between the Adviser, on the one hand, and the Common Shareholders, on the other hand.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require the Fund to reduce its use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the 1940 Act, which could adversely affect the value or performance of the Fund and the Common Shares.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

Effects of Leverage

The following table is designed to illustrate the effect of leverage on Common Share total return, assuming hypothetical investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. “Risks—Leverage Risk.” Actual returns may be greater or less than those reflected in the table.

The table further reflects the issuance of leverage representing 33 1/3% of the Fund’s Managed Assets (including assets attributable to such leverage) and a projected annual rate of interest on the borrowings of [•]%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	[•]	[•]	[•]	[•]	[•]

“Common Share Total Return” is composed of two elements: (i) the Common Share dividends and distributions paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying expenses on any forms of leverage outstanding) and (ii) gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

If the Fund uses leverage, the amount of fees paid to the Adviser and the Subadviser for its services will be higher than if the Fund does not use leverage because the fees paid are calculated based on the average daily value of the Fund’s Managed Assets, which includes assets purchased with leverage. Therefore, the Adviser and the Subadviser have a financial incentive to use leverage, which creates a conflict of interest between the Adviser and the Subadviser on the one hand, and Common Shareholders on the other, as only the Common Shareholders would bear the fees and expenses incurred through the Fund’s use of leverage. See “Risks.” The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including among other things, the Advisers’ assessment of the yield curve, interest rate trends, market conditions and other factors.

Principal Risks of the Fund

Investing in the Fund’s Common Shares involves a number of significant risks. Before you invest in the Fund’s Common Shares, you should be aware of various risks, including those described below. The risks set out below are not the only risks the Fund will face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair the Fund’s operations and performance. If any of the following events occur, the Fund’s business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, the Fund’s NAV could decline, and you may lose all or part of your investment. The risk factors described below are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to the Fund.

No Operating History

The Fund is a newly organized, non-diversified closed-end investment company. The Fund has no history of operations and no history of public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decisions. The Fund is designed for long-term investors and not as a trading vehicle.

Investment Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the investments and other financial assets owned by the Fund. The value of the Fund’s investments will generally fluctuate with, among other things, changes in prevailing interest rates, federal tax rates, counterparty risk, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. The Fund anticipates using leverage, which would magnify the Fund’s investment, market and certain other risks. See “Risk Factors—Leverage Risk.” During periods of limited liquidity and higher price volatility, the Fund’s ability to dispose of investments at a price and time that the Adviser and/or Subadviser deems advantageous may be impaired. Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates. In addition, the Adviser’s and the Subadviser’s responses to these market movements may not be successful. The Common Shares at any point in time may be worth less than the original cost, even after taking into account any reinvestment of dividends and distributions.

Market Risk

The Fund is subject to market risk. Market risk includes unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. Although globally and among developed countries there has been a relatively stable political environment for decades, there is no guarantee that such stability will be maintained in the future. International policies, relationships and trade agreements, which have generally been perceived as stable or evolving, appear to be much more in flux. Adjustments in major trade relationships have already been met by retaliatory measures from other countries and could cause potential escalation in protectionist behavior leading to a drag on growth prospects as trade and investment and productivity growth are reinforcing and linked. Other drivers of geopolitical, economic and market risk may also come from, among other things, increased political tension on the international stage, substantial slowdown and outright recessions in certain markets, pressure on oil prices, rising corporate leverage, continuous abnormally low global interest rates, structural stresses in the European Union, international terrorist activity and armed conflict and risk of armed conflict in the Middle East, East Asia and elsewhere. Similarly, environmental and public health risks, such as natural disasters or pandemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Any of these developments, or the perception that any of these developments are likely to occur or worsen, could have a material adverse effect on economic growth or business activity, result in the relocation of businesses, cause business interruptions, lead to economic recession or depression, and impact the stability of financial markets or financial institutions and the financial and monetary system. The Fund may be affected by these developments in ways that are not foreseeable, and there is a possibility that such developments could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Market turmoil may negatively affect the Fund’s performance. Such factors may affect the level and volatility of security prices and liquidity of a Fund’s investments. Credit markets may become illiquid, credit spreads may widen and the equity markets may lose substantial value. Such market conditions may cause the Fund to suffer substantial losses and/or implement measures that adversely affect the Fund. Changes in the value of securities may be temporary or may last for extended periods.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS, and most recently, COVID-19. In December 2019, an initial outbreak of the COVID-19 was reported in Wuhan City, Hubei Province, China. Since then, a large and growing number of cases have been confirmed around the world. COVID-19 has resulted in, among other things, closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including liquidity, in general in ways that cannot necessarily be foreseen at the present time. The impact of COVID-19 and other infectious diseases in developing or emerging market countries may be greater for a variety of reasons. Public health crises, including those caused by COVID-19, may exacerbate pre-existing political, social and economic risks in certain countries. The impact may be short term or may last for an extended period of time.

Asset Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser or the Subadviser may make less than optimal or poor asset allocation decisions. The Adviser and the Subadviser employ an active approach to allocation across multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser or the Subadviser will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Issuer Risk

The value of securities may decline for a number of reasons that directly relate to a security’s issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

The value of securities may decline for a number of reasons that directly relate to a security’s issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Repurchase Offers Risk

As described under “Periodic Repurchase Offers” above, the Fund is an Interval Fund and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board of Trustees. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of the Fund’s Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund will be a taxable event to Common Shareholders, potentially even to those Common Shareholders that do not participate in the repurchase.

Large Shareholder Risk.

To the extent a large proportion of Common Shares are held by a small number of Common Shareholders (or a single common shareholder), including affiliates of the Adviser and the Subadviser, the Fund is subject to the risk that these Shareholders will seek to sell Common Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of Common Shares tendered by a small number of Common Shareholders (or a single Common Shareholder) may exceed the number of Common Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by Common Shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each Common Shareholder. However, the Fund may determine to increase the repurchase offer by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. Third party stockholders will not be given priority over Shareholders that are affiliates of the Adviser and the Subadviser, whose holdings in the Fund may be significant and may have the effect of diluting third party stockholders with respect to any repurchase offer. See “Risks—Repurchase Offers Risk.”

Management Risk

The Fund does not have internal management capacity or employees. The Fund depends on the diligence, skill and network of business contacts of the senior investment professionals of the Adviser and the Subadviser to achieve the Fund’s investment objective. The Fund expects that the Adviser, with the assistance of the Subadviser, will evaluate, negotiate, structure, close and monitor the Fund’s investments in accordance with the terms of the Investment Advisory Agreement and Subadvisory Agreement, as applicable. The Fund can offer no assurance, however, that the senior investment professionals of the Adviser and/or Subadviser will continue to provide investment advice to us. The loss of any member of the Adviser’s and/or Subadviser’s investment committee or of other senior investment professionals of the Adviser and/or Subadviser and their affiliates would limit the Fund’s ability to achieve is investment objective and operate as the Fund anticipates. This could have a material adverse effect on the Fund’s financial condition, results of operations and cash flows.

Interest Rate Risk

General interest rate fluctuations may have a substantial negative impact on the Fund’s investments and investment opportunities, and, accordingly, may have a material adverse effect on the Fund’s investment objective and rate of return on investment capital. A portion of the Fund’s income will depend upon the difference between the rate at which it borrows funds and the interest rate on the debt securities in which it invests. Because the Fund will borrow money to make investments and may issue debt securities, preferred stock or other securities, the Fund’s net investment income is dependent upon the difference between the rate at which the Fund borrows funds or pays interest or dividends on such debt securities, preferred stock or other securities and the rate at which the Fund invests these funds. Typically, the Fund anticipates that its interest earning investments will accrue and pay interest at both variable and fixed rates, and that its interest-bearing liabilities will accrue interest at variable and fixed rates. The benchmarks used to determine the floating rates earned on the Fund’s interest earning investments are LIBOR, and CDOR, with maturities that range between one and twelve months and alternate base rate, or ABR, (commonly based on the Prime Rate or the Federal Funds Rate), with no fixed maturity date. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on the Fund’s net investment income. The Fund uses a combination of equity and long-term and short-term borrowings to finance its investment activities.

[As of the date of this prospectus, interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinarily accommodative monetary policy initiatives the effect of which is impossible to predict with certainty. A significant increase in market interest rates could harm the Fund’s ability to attract new portfolio companies and originate new loans and investments. The Fund expects that a majority of its investments in debt will continue to be at floating rates with a floor. However, in the event that the Fund makes investments in debt at variable rates, a significant increase in market interest rates could also result in an increase in the Fund’s non-performing assets and a decrease in the value of the Fund’s portfolio because the Fund’s floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, the Fund’s cost of funds would increase, resulting in a decrease in the Fund’s net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for the Fund’s capital that the decrease in interest rates may produce. The Subadviser may, but is not required to, hedge against the risk of adverse movement in interest rates in the Fund’s short-term and long-term borrowings relative to the Fund’s portfolio of assets. If the Subadviser engages in hedging activities on behalf of the Fund, it may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition, and results of operations.]

Credit Risk

Investment in private and middle market companies is highly speculative and involves a high degree of risk of credit loss, and therefore the Fund’s securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession. Additionally, issuers of the syndicated loans and other types of credit instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This nonpayment would result in a reduction of income to the Fund, a reduction in the value of such syndicated loans or credit instrument experiencing nonpayment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund’s investments in syndicated loans and debt securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of nonpayment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing syndicated loans or credit instrument. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. To the extent the Fund invests in high yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments.

Below Investment Grade Rating Risk.

The Fund expects that its investments in syndicated bank loans, middle market “club” loans, direct lending (consisting of first lien loans, including unitranche loans), asset-based loans, and high yield bonds “(commonly referred to as “junk” bonds) will consist primarily of securities and loans that are rated below investment grade or unrated and of comparable credit quality. High yield bonds that are rated below investment grade are often referred to as “high yield” securities or “junk bonds.” Below investment grade syndicated bank loans, high yield bonds and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by the Subadviser to be of comparable credit quality. The direct lending and asset-based loans in which the Subadviser invests typically are not rated by any rating agency, but the Subadviser believes that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s, lower than “BBB-” by S&P and lower than “BBB-” by Fitch Ratings).

While generally providing greater income and opportunity for gain, below investment grade securities or comparable unrated securities may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a high yield bond and/or syndicated bank loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. Below investment grade high yield bonds and syndicated bank loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such high yield bonds, syndicated bank loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade high yield bonds and syndicated bank loans and similar instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the Subadviser’s credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in syndicated bank loans, middle market “club” loans, and high yield bonds, and may invest in other debt instruments, rated in the lower rating categories (“Caa1” or lower by Moody’s, “CCC+” or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Bank Loan Risk

The Fund intends to invest in bank loans. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. The market for bank loans may be illiquid and the Fund may have difficulty selling them. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. In some instances, other accounts managed by the Adviser, the Subadviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio. If the credit quality of the issuer deteriorates, the Adviser or the Subadviser may owe conflicting fiduciary duties to the Fund and other client accounts. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors. Alternatively, the Adviser or the Subadviser may come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. The Adviser or the Subadviser’s ability to trade in these loans for the account of the Fund could be limited by its possession of such information. Limitations on the Adviser or the Subadviser’s ability to trade could have an adverse effect on the Fund by preventing the Fund from selling a loan that is experiencing a material decline in value.

Distressed Investments Risk

The Fund may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Distressed Debt, Litigation, Bankruptcy and Other Proceedings Risk

The Fund may invest in debt securities and other obligations of companies that are experiencing significant financial or business distress. Investments in distressed securities involve a material risk that the issuer will default on the obligations or enter bankruptcy. In an event of default or bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations, and, in some cases, there is a risk of loss by the Fund of its entire investment in such securities. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments decline.

A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Fund and can adversely affect the Fund’s return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Fund. To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the Fund and its investors. The Subadviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Subadviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments declines.

Certain fixed-income instruments invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or the Subadviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or Common Shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity. Where the Fund or the Subadviser has representatives on the boards of a portfolio company, such involvement may also prevent the Fund from freely disposing of its debt investments and may subject the Fund to additional liability or result in re-characterization of its debt investments as equity.

Loans, Participations and Assignments Risk

The Fund may acquire loans through assignments or participations of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest and not directly with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. In addition, to the extent that the lead institution fails and any borrower collateral is used to reduce the balance of a participated loan, the Fund will be regarded as a creditor of the lead institution and will not benefit from the exercise of any set-off rights by the lead institution or its receiver.

Further, in purchasing participations in lending syndicates, the Subadviser will not be able to conduct the same level of due diligence on a borrower or the quality of the loan with respect to which the Fund is buying a participation as the Subadviser would conduct if the Fund were investing directly in the loan. This difference may result in the Fund being exposed to greater credit or fraud risk with respect to such loans than the Subadviser expected when initially purchasing the participation.

Direct Lending and Middle Market “Club” Loan Risk

Investment in private and middle market companies involves a number of significant risks. Generally, little public information exists about these companies, and the Fund is required to rely on the ability of the Subadviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If the Subadviser is unable to uncover all material information about these companies, it may not be able to make a fully informed investment decision, and the Fund may lose money on is investments. Private and middle market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s portfolio company and, in turn, on the Fund. Middle market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, the Fund’s executive officers, directors and the Adviser and/or Subadviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in its portfolio companies.

Foreign Loan Originations Risk

A portion of the Fund’s investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks many be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

Privacy and Data Security Laws

Many jurisdictions in which the Fund and its portfolio companies operate have laws and regulations relating to data privacy, cyber security and protection of personal information, including GDPRin the European Union that went into effect in May 2018 and the CCPA that took effect in January 2020 and provides for enhanced consumer protections for California residents, a private right of action for data breaches and statutory fines for data breaches or other CCPA violations. If the Fund or the Adviser and/or Subadviser fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause investors and clients to lose confidence in the effectiveness of the Fund’s security measures.

Liquidity Risk

The Fund intends to invest in illiquid investments. An illiquid investment is a security or other investment that cannot be sold or disposed of within seven days or less in current market conditions without the sale or disposition significantly changing the market value of the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market value for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale.  For the period between the repurchase offer notice and the end of the repurchase period, the Fund must maintain 100% of the repurchase offer amount in liquid assets.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate.  For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.  A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels, NAV and/or overall return of the Common Shares.

Convertible Securities Risk

Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Investment in Other Regulated Funds

The Fund may invest in securities of other investment companies, including ETFs and BDCs (collectively referred to as “regulated funds”), to the extent that these investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act or any applicable exemption therefrom.  The Fund may invest in other regulated funds to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when the Subdviser believes share prices of other regulated funds offer attractive values. The Fund generally may invest up to 10% of its total assets in shares of other regulated funds and up to 5% of its total assets in any one regulated fund (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired regulated fund at the time of investment. These restrictions do not apply to certain ETFs (as further described below), subject to specialized SEC exemptive orders applicable to those ETFs.

Investment in another regulated funds may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a fund in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such a regulated fund unless, in the judgment of the Subadviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in a regulated fund, the Fund would bear its ratable share of that regulated fund’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own advisory fees and other expenses. To the extent the Fund invests in other regulated funds, its performance will be affected by the performance of those other regulated funds.

Exchange-Traded Funds

Fund may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in creation units. A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as regulated funds, as described above. Furthermore, there may be times when the exchange halts trading, in which case the Fund would be unable to sell ETF shares until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Valuation Risk

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Leverage Risk

Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. Initially, the Fund expects to enter into a credit facility to obtain leverage in an amount equal to approximately [  ]% of the Fund’s Managed Assets immediately after giving effect to the borrowing. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions, margin facilities, and the issuance of preferred shares or notes. The Fund’s total leverage, either through borrowings, preferred stock issuance, or similar transactions, may not exceed 33 1/3% of the Fund’s Managed Assets.

The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of Common Shares, including increased variability of the Fund’s net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. The Fund will also have to pay interest and dividends on its borrowings, which may reduce the Fund’s current income. This interest expense may be greater than the Fund’s current income on the underlying investment. The Fund’s leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Share dividends, but also creates special risks and considerations for the Common Shareholders, including:

•                  The likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•                  The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Common Shareholders;

•                  The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;

•                  When the Fund uses financial leverage, the investment advisory and subadvisory fees payable to FEIM and FEAC, respectively, will be higher than if the Fund did not use leverage, including periods when the Fund is losing money, and because the fees paid will be calculated based on the Fund’s Managed Assets there may be a financial incentive to the Adviser and the Subadviser to increase the Fund’s use of leverage, which creates an inherent conflict of interests;

•                  Leverage increases operating costs, which will be borne entirely by the Common Shareholders and may reduce total return; and

•                  Certain types of borrowings and issuances of preferred stock by the Fund may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements.

Focused Investment Risk

To the extent that the Fund focuses its investments in a particular industry, the NAV of the Common Shares will be more susceptible to events or factors affecting companies in that industry.  These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry.  Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

Confidential Information Access Risk

Principals of the Adviser, the Subadviser and their affiliates and certain of the Adviser’s and/or Subadviser’s investment professionals may have or establish relationships with companies in which the Fund invests, including serving as a director of, or in a similar capacity with, such companies. In connection with the foregoing activities, principals of the Adviser, the Subadviser and their affiliates and certain of the Adviser’s and/or Subadviser’s investment professionals may from time to time come into possession of confidential or material nonpublic information or be restricted from effecting transactions relating to certain issuers that would limit the ability of the Adviser and/or Subadviser to effect a transaction for the Fund (including the Fund’s ability to buy, sell or hold certain investments) and the Fund’s investments may be constrained as a consequence of the Adviser and/or Subadviser’s inability to use such information for advisory purposes or otherwise to effect transactions that otherwise may have been initiated on behalf of its clients, including the Fund.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund may increase, which would tend to further reduce returns to the holders of Common Shares. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Risk of Regulatory Changes

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies.  New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund.  In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) are implementing similar requirements.  The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies.  The Fund and the Adviser historically been eligible for exemptions from certain regulations.  However, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions. The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts.

Current rules related to credit risk retention requirements for asset backed securities may increase the cost to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest.  The impact of the risk retention rules on the securitization markets is uncertain.  These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles.

LIBOR Risk

LIBOR, the London Interbank Offered Rate, is the basic rate of interest used in lending transactions between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. The Fund wil typically use LIBOR as a reference rate in floating-rate loans it extends to portfolio companies such that the interest due to us pursuant to a term loan extended to a portfolio company is calculated using LIBOR. The terms of the Fund’s debt investments generally include minimum interest rate floors which are calculated based on LIBOR.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is expected that a transition away from the widespread use of LIBOR to alternative rates will occur over the course of the next several years. As a result of this transition, interest rates on financial instruments tied to LIBOR rates, as well as the revenue and expenses associated with those financial instruments, may be adversely affected. Further, any uncertainty regarding the continued use and reliability of LIBOR as a benchmark interest rate could adversely affect the value of the Fund’s financial instruments tied to LIBOR rates. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by Treasury securities, called the SOFR. The first publication of SOFR was released in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement remains a question and the future of LIBOR at this time is uncertain. Any transition away from LIBOR to alternative reference rates is complex and could have a material adverse effect on the Fund’s business, financial condition and results of operations, including as a result of any changes in the pricing of the Fund’s investments, changes to the documentation for certain of the Fund’s investments and pace of such changes, disputes, changes in interest rates payable to the Fund by its portfolio companies, and other actions regarding the interpretation of current and prospective loan documentation or modifications to processes and systems.

Upon LIBOR’s phase out, the Fund may need to renegotiate any credit agreements with its portfolio companies extending beyond 2021 that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established. Any of such renegotiations may have a material adverse effect on the Fund’s business, result of operations, financial condition, and share price, including as a result of changes in interest rates payable to the Fund by its portfolio companies.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, volatility in risk-free benchmark rates, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on the Fund’s business, result of operations, financial condition, and unit price.

Tax Risk

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter; and (iii) distribute in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and its net tax-exempt income. If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including its net capital gain), even if such income were distributed to its Common Shareholders. In addition, all distributions by the Fund out of earnings and profits (including distributions of net capital gain), would be taxed to Common Shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction in the case of corporate Common Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges), before requalifying as a RIC. See “Tax Matters.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares.

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. In light of the Fund’s investment strategies, it is anticipated that the Fund’s distributions generally will not be treated as tax-advantaged qualified dividend income. See “Tax Matters.”

Potential Conflicts of Interest Risk—Allocation of Investment Opportunities

The Adviser, the Subadviser and their affiliates may sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies. For example, the Adviser or the Subadviser may serve as investment adviser to one or more private funds, registered closed-end funds and collateralized loan obligations (CLO). In addition, the Company’s officers may serve in similar capacities for one or more private funds, registered closed-end funds and CLOs. To the extent, the Adviser, Subadviser and their affiliates determine that an investment is appropriate for us and for one or more other funds, the Adviser and the Subadviser intend to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Advisers Act and (c) the Adviser and Subadviser’s internal conflict of interest and allocation policies.

The Subadviser has established allocation policies to ensure that the Fund will generally share equitably with other credit investment funds managed by the Subadviser or its affiliates within the alternative credit platform in credit investment opportunities that are suitable for the Fund and such other investment funds.

The 1940 Act imposes significant limits on co-investment with affiliates of the Fund, and the Fund generally will not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. There can be no assurance that the SEC would grant the exemptive relief. In situations where co-investment with other entities sponsored or managed by the Adviser, the Subadviser or their affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Adviser and the Subadviser will need to decide whether the Fund or such other entity or entities will proceed with the investment. The Adviser and the Subadviser will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. This reduces the amount of transactions in which the Fund can participate and makes it more difficult for the Fund to implement its investment objectives.

Distribution Risk

The Fund cannot assure you that it will achieve investment results that will allow the Fund to make a specified level of cash distributions or periodically increase its dividend rate. The monthly distributions that Common Shareholders are expected to receive from the Fund will be derived from the Fund’s dividends and interest income after payment of Fund expenses. The Fund’s cash available for distribution may vary widely over the short and long term.

Payment-In-Kind Securities

The Fund may invest in PIK Securities. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a RIC under the Code, and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and non-cash income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Zero-Coupon Bond Risk

Among the debt securities in which the Fund may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Fund’s income. Thus, to continue to quality for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

Portfolio Turnover Risk

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Subadviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher transaction costs and may generate short-term capital gains taxable as ordinary income, which may have a negative impact on the Fund’s performance over time.

Cyber Security Risk

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the disaster recovery systems of the Fund, Adviser and Subadviser, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Fund, the Adviser and/or the Subadviser’s computer-based data processing, transmission, storage, and retrieval systems or destroy data. If the Adviser and/or the Subadviser were unavailable in the event of a disaster, the Fund’s ability to effectively conduct is business could be severely compromised.

The Fund, Adviser and Subadviser depend heavily upon computer systems to perform necessary business functions. Despite implementation of a variety of security measures, the computer systems of the Fund, Adviser and/or Subadviser could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins, “phishing” attempts or unauthorized tampering. Like other companies, the Fund, Adviser and Subadviser may experience threats to their data and systems, including malware and computer virus attacks, impersonation of authorized users, unauthorized access, system failures and disruptions. The Fund does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to us, the Adviser, the Subadviser, Common Shareholders and/or a portfolio company, each of which would be negatively impacted. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, the computer systems and networks of the Fund, Adviser or Subadivser, or otherwise cause interruptions or malfunctions in the Fund’s operations, which could result in damage to the Fund’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M (which are less stringent than the diversification requirements of the 1940 Act), including its diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Conflicts of Interest Relating to Affiliates

The Adviser’s affiliation with Blackstone/Corsair requires the Adviser to manage conflicts of interest associated with dealings the Fund may have with those businesses or funds, clients or portfolio companies associated with

it. For example, should the Adviser wish to cause the Fund to execute portfolio transactions through broker-dealers associated with Blackstone/Corsair, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Funds may not be able to buy or sell property directly to or from Blackstone/Corsair or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Blackstone/Corsair or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Fund to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Blackstone/Corsair may be restricted by the 1940 Act. To the extent such investments are permitted and the Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Blackstone/Corsair), conflicts of interest may arise from the presence of Blackstone/Corsair representatives on the company board or the payment of compensation by the company to Blackstone/Corsair or an affiliate. Moreover, the Adviser could have an incentive to allocate the Fund’s assets to such a portfolio company since affiliates of the Adviser have a direct or indirect financial interest in its success. There also may be instances where Blackstone/Corsair could be involved in bankruptcy proceedings of current investments or of issuers in which the Funds would otherwise invest, with potentially divergent interests as between the Funds and Blackstone/Corsair. [The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Blackstone/Corsair may have or transactions or investments Blackstone/Corsair and their affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.]

Foreign Currency Risk

Although it is anticipated that most of the Fund’s investments will be denominated in U.S. dollars, the Fund’s investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Subadviser may employ hedging techniques to minimize these risks, but the Subadviser cannot offer any assurance that it will, in fact, hedge currency risk or, that if it does, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect the Fund’s profitability.

Hedging Risk

While the Subadviser may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if the Subadviser had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, the Subadviser may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent the Subadviser from achieving the intended hedge and expose the Fund to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Management of the Fund

Trustees and Officers

Pursuant to the Declaration of Trust and bylaws, the Fund’s business and affairs are managed under the direction of the Board of Trustees, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board of Trustees consists of [  ] members, [  ] of whom are not “interested persons” of the Fund (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Adviser and Subadviser

First Eagle Investment Management, LLC (“FEIM” or the “Adviser”) serves as the investment adviser for the Fund. Subject to the supervision of the Board of Trustees, FEIM is responsible for managing the investment activities of the Fund and the Fund’s business affairs.

The Adviser is located at 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a subsidiary of First Eagle. A controlling interest in First Eagle is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle and the Adviser through BCP CC Holdings. With a heritage that dates back to 1864, the Adviser offers a variety of investment management services. In addition to the Fund, its clients include, the First Eagle Funds, the First Eagle Variable Funds, other pooled vehicles, corporations, foundations, major retirement plans and high net worth individuals. As of June 30, 2020, the Adviser had approximately $80.7 billion in assets under management.5

First Eagle Alternative Credit, LLC (“FEAC” or the “Subadviser” and together with the Adviser, the “Advisers”), in its capacity as the alternative credit group of FEIM serves as the Fund’s investment subadviser. FEAC is an investment adviser for both direct lending and broadly syndicated investments, through public and private vehicles, collateralized loan obligations, separately managed accounts and co-mingled funds. The Subadviser was formed in 2009 under the name THL Credit Advisors LLC (“THL Credit”). In January 2020, the Subadviser was acquired by a wholly-owned subsidiary of the Adviser. As of June 30, 2020, the Subadviser had approximately $20.5 billion in assets under management.6

Christopher Flynn, James Fellows, Brian Good, Robert Hickey, Brian Murphy, Steven Krull, Michelle Handy, and Christian Champ portfolio managers with FEAC, are predominantly responsible for managing the Fund.

5   Excludes AUM of First Eagle Alternative Credit, LLC; First Eagle Alternative Credit SLS, LLC; First Eagle Private Credit, LLC; and First Eagle Private Credit Advisors, LLC.

6  Represents the aggregate AUM of First Eagle Alternative Credit, LLC; First Eagle Alternative Credit SLS, LLC; First Eagle Private Credit, LLC; First Eagle Private Credit Advisors, LLC as of June 30, 2020, except the assets and AUM of THL Credit Inc. and its related funds and separate accounts, which are as of March 31, 2020.

Investment Advisory and Subadvisory Agreements

Pursuant to an advisory agreement with the Fund, the Adviser is responsible for the management of the Fund’s portfolio. In return for its investment management services, the Fund pays the Adviser a fee at the annual rate of [  ]% of the average daily value of the Fund’s Managed Assets.

The Adviser will review the performance of the Subadviser and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts.

The Adviser also performs certain administrative, accounting operations, compliance and other services for the Fund. The Fund pays a fee to the Adviser related to those services at an annual rate of [  ]% of the value of the Fund’s the average daily value of the Fund’s Managed Assets. This fee comprises a portion of the “Other Expenses” in the fees and expenses table in this prospectus.

The management services of the Adviser to the Fund are not exclusive under the terms of the Investment Advisory Agreement and the Adviser is free to, and does, render management services to others.

The Investment Advisory Agreement provides that the Adviser will not be liable for any error of judgment by the Adviser or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties.  The Investment Advisory Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Adviser or the Fund by the Board of Trustees or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Investment Advisory Agreement will have an initial term of two years, and continue in effect thereafter only so long as such continuance is specifically approved at least annually by the Board of Trustees in accordance with the requirements of the 1940 Act.

FEIM has entered into a subadvisory agreement with FEAC relating to the Fund (the “Subadvisory Agreement”). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. For its services under the Subadvisory Agreement, the Adviser pays the Subadviser a monthly fee at the annual rate of [  ]% of the average daily value of the Fund’s Managed Assets (including assets attributable to such leverage) managed by the Subadviser. No advisory fee will be paid by the Fund directly to the Subadviser.

Under the Subadvisory Agreement, the Subadviser, subject to the supervision of Adviser, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment strategies and policies. The Subadviser determines what securities and other instruments are purchased and sold for the Fund. The Adviser continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser’s performance of such services. The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Investment Advisory Agreement. The Subadvisory Agreement may be terminated by the Fund, the Adviser, or the Subadviser upon not more than 60 days’, nor less than 30 days’, written notice.The Subadvisory Agreement will have an initial term of two years, and continue in effect thereafter only so long as such continuance is specifically approved at least annually by the Board of Trustees in accordance with the requirements of the 1940 Act.

The Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment by the Subadviser or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties.  The Subadvisory Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Subadviser or the Fund by the Board of Trustees or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice.  The Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually by the Board in accordance with the requirements of the 1940 Act.

A discussion regarding the basis of the Board of Trustees’ initial approval of the Advisory Agreement and the Subadvisory Agreement is available in the Annual or Semi-Annual Report to shareholders for financial reporting periods in which the Agreement was acted upon by the Board of Trustees.

During periods when the Fund is using leverage, if any, the fees paid to the Subadviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s [total managed assets (including assets attributable to such leverage).

Portfolio Managers

Christopher Flynn, James Fellows, Brian Good, Robert Hickey, Brian Murphy, Steven Krull, Michelle Handy and Christian Champ portfolio managers with FEAC, manage the Fund. Their professional backgrounds are below.

Christopher Flynn is President of First Eagle Alternative Credit.  He also services on the firm’s Global Investment Committee and the Investment Committee of its Direct Lending platform.  Mr. Flynn oversees all aspects of the First Eagle Alternative Credit business.  Mr. Flynn became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit, where he was Chief Executive Officer.  Mr. Flynn joined THL Credit in 2007 and served as Co-President and prior to that, Managing Director of its Direct Lending platform.  He was involved in origination and closing investments, portfolio management, capital raising, and management of THL Credit’s direct lending private funds and accounts, and the establishment of the Chicago and New York offices of THL Credit’s Direct Lending platform.  Previously, Mr. Flynn was a Vice President at AIG in the Leveraged Capital Group.  Mr. Flynn joined AIG in February 2005 after working for Black Diamond Capital Management, a hedge fund, as a Senior Financial Analyst.  From 200 to 2003, Mr. Flynn worked in a variety of roles at GE Capital, most recently as an Assistant Vice President within the Capital Markets Syndication Group.  Prior to joining GE Capital, Mr. Flynn worked at BNP Paribas as a Financial Analyst and at Bank One as a Commercial Banker.  Mr. Flynn earned his M.B.A. with a concentration in Finance and Strategy from Northwestern University’s Kellogg Graduate School of Business and his B.A. in Finance from DePaul University.

James Fellows, CFA is the Chief Investment Officer of FEAC and Head of its Tradable Credit platform. He also serves on the firm’s Global Investment Committee and the Investment Committees of both its Tradable Credit and Direct Lending platforms. Mr. Fellows became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit. Mr. Fellows has more than twenty-eight years of investment industry experience, principally in the area of leveraged finance. Prior to joining THL Credit in 2012, Mr. Fellows was Co-Head, Alternative Credit Strategies Group of McDonnell Investment Management, LLC, where he helped establish and manage three cash flow CLOs, a leveraged loan opportunity fund and unleveraged fund and a separate account. From 1998 to April 2004, Mr. Fellows was a Senior Vice President at Columbia Advisors, where he served as Co-Portfolio Manager for two continuously offered closed-end funds and four structured product vehicles from their inception, including two CLOs. Prior to joining Columbia Advisors in 1998, Mr. Fellows was a Senior Credit Analyst for Van Kampen Investments in its Bank Loan Investment Group. While at Van Kampen, Mr. Fellows also served as a Credit Analyst for high-yield bonds and privately placed mezzanine bonds. Other responsibilities with Van Kampen included training junior credit analysts for its bank loans and high-yield groups. Mr. Fellows brings extensive knowledge of high-yield bank loans and high-yield bonds, as well as in-depth workout, restructuring and distressed investment experience. Mr. Fellows earned his B.S. degree in Economics and Finance from the University of Nebraska, is a member of The CFA Institute, and holds the Chartered Financial Analyst designation.

Brian Good is a Senior Managing Director and Chief Product Strategist for FEAC where he participates in the development of FEAC products.  He also serves on the firm’s Global Investment Committee and the Investment Committee of its Tradable Credit platform. Mr. Good became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit. Prior to joining THL Credit in 2012, Mr. Good was the Co-Head of the Alternative Credit Strategies Group of McDonnell Investment Management, LLC.  Mr. Good brings extensive knowledge of the leveraged finance markets with more than thirty years of leveraged finance portfolio management experience. From 1998 to April 2004, Mr. Good was a Senior Vice President at Columbia Advisors, where he served as Co-Portfolio Manager for two continuously offered closed-end funds, collateralized loan obligations and separately managed accounts. While at Columbia, Mr. Good focused on bank loan investment analysis and trading. Prior to joining Columbia Advisors in 1998, Mr. Good was an Associate Portfolio Manager for Van Kampen Investments for the Prime Rate Income Trust in its Bank Loan Investment Group.  His overall investment experience includes credit analysis, trading and distressed investing.   Mr. Good began his career at the Pilgrim Group in 1987 where he was a member of the portfolio management team for the Pilgrim Prime Rate Trust, the first bank loan mutual fund of its kind. Mr. Good earned his B.S. in Business Administration from Pepperdine University.

Robert Hickey is a Senior Managing Director and Senior Portfolio Manager for FEAC’s Tradable Credit platform. He also serves on the firm’s Global Investment Committee and the Investment Committee of its Tradable Credit platform. Mr. Hickey became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit. Mr. Hickey has more than twenty-eight years of investment industry experience. Prior to joining THL Credit in 2012, Mr. Hickey was a Senior Credit Analyst/Senior Portfolio Manager in the Alternative Credit Strategies Group of McDonnell Investment Management, LLC. Prior to joining McDonnell, Mr. Hickey was a Vice President at INVESCO Funds Inc. in Denver, Colorado, where he served as Portfolio Manager for the INVESCO High-Yield Fund and Co-Manager of the INVESCO Select Income Fund. In addition, Mr. Hickey co-managed the fixed income components of several sub-advised funds. During this time, he maintained primary credit coverage of the energy, gaming, metals/mining, media/entertainment and paper/forest products sectors of the high-yield market. Mr. Hickey brings extensive knowledge of corporate, high-yield, and emerging market securities, as well as derivatives and hedging instruments throughout the entire credit spectrum. He also has experience with the management and regulatory aspects of the insurance industry. Prior to joining INVESCO in 2001, Mr. Hickey was the Director of Corporate Bonds for Van Kampen Investments. While at Van Kampen, he was also Senior Portfolio Manager for several high-yield and high-grade corporate bond portfolios. Other responsibilities with Van Kampen included the management of an annuity company for OakRe Life/Xerox Financial Services Life Insurance.  Mr. Hickey earned his M.B.A. from the Kellogg Graduate School of Management at Northwestern University and his B.A. from the University of Wisconsin.

Brian Murphy is a Senior Managing Director and Senior Portfolio Manager for First Eagle Alternative Credit’s Tradable Credit platform and Head of Capital Markets across the firm’s Tradable Credit and Direct Lending platforms.  He also serves on the Investment Committee of the firm’s Tradable Credit platform.  Mr. Murphy became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit.  Mr. Murphy has more than twenty-four years of investment industry experience, principally in the area of leveraged finance.  Prior to joining THL Credit in June 2012, Mr. Murphy was a Senior Credit Analyst/Senior Portfolio Manager in the Alternative Credit Strategies Group of McDonnell Investment Management, LLC.  From 1998 to May 2004, Mr. Murphy was employed by Columbia Advisors in the Bank Loan Asset Management Group as a Senior Credit Analyst covering telecommunications, media/broadcasting, and the cable industries.  Prior to joining Columbia Advisors, Mr. Murphy was employed by Van Kampen Investments from October 1991 through March 1998, most recently serving as an Assistant Portfolio Manager for the Van Kampen Prime Rate Income Trust, where he gained credit training and significant experience in all aspects of the bank loan asset class, including cash management, trade settlement, credit monitoring, portfolio surveillance, and analysis.

Steven Krull, CFA is a Managing Director, Portfolio Manager, and Head of Trading for First Eagle Alternative Credit’s Tradable Credit platform.  He also serves on the Investment Committee of the firm’s Tradable Credit platform.  Mr. Krull became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit.  Mr. Krull has more than seventeen years of investment industry experience, principally in the area of leveraged finance.  Prior to joining THL Credit in 2012, Mr. Krull was a Portfolio Manager/Head Trader of the Alternative Credit Strategies Group of McDonnell Investment Management, LLC.  From 1998 to May 2004, Mr. Krull was employed by Columbia Management Group as a member of the Bank Loan Asset Management Group.  Mr. Krull served in various roles, most recently as the group’s bank loan trader, responsible for day-to-day cash management and trading activity of the group’s two mutual funds, Columbia Floating Rate Fund and Columbia Floating Rate Advantage Fund, as well as four structured products, with assets totalling $2.7 billion.  Mr. Krull earned his B.A. in Economics from Illinois Wesleyan University and is a CFA charterholder and a member of the CFA Institute and CFA Society of Chicago.

Michelle Handy is a Managing Director and Head of Portfolio & Underwriting for First Eagle Alternative Credit’s Direct Lending platform.  As a member of the Boston investment team, her role includes overseeing the underwriting and management of portfolio investments. Ms. Handy became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit. Prior to joining THL Credit in 2016, Ms. Handy worked at GE Capital where she held several roles in underwriting, portfolio management and workouts.  Most recently, she was the COO of GE Capital Americas’ workout function. Ms. Handy earned her M.S. in Finance from the University of Wisconsin-Madison and her B.S. in Finance and Spanish from Boston College.

Christian Champ, CFA is a Managing Director, Portfolio Manager, and Head of Research for First Eagle Alternative Credit’s Tradable Credit platform.  Mr. Champ became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit.  Prior to joining THL Credit in 2012, Mr. Champ was a Senior Distressed Analyst and Vice President with McDonnell Investment Management, LLC.  Previously, he was an Analyst for Columbia Management Group in its Bank Loan Asset Management Group.  Mr. Champ earned his B.S. in Analytical Finance from Wake Forest University.  He currently holds the Chartered Financial Analyst designation and is a member of the CFA Institute, the CFA Society of Chicago, and the Turnaround Management Association.

Additional information regarding these portfolio managers’ compensation, other accounts managed and ownership of the Common Shares is available in the Statement of Additional Information. The portfolio managers are supported in their duties by a team of investment professionals employed by the [Adviser and/or the Subadviser]. Also available in the Statement of Additional Information is certain background information regarding these investment professionals.

Control Persons

A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting

securities of a company. As of [•], 2020, the Fund could be deemed to be under the control of [             ].

Plan of Distribution

FEF Distributors, LLC (the “Distributor”), an affiliate of the Adviser and Subadviser, serves as the principal underwriter and distributor of the Fund’s Common Shares pursuant to a distribution contract (the “Distribution Contract”) with the Fund. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is a wholly-owned subsidiary of the Adviser. None of the Adviser, the Subadviser or the Distributor intend to make a market in the Common Shares.

The Distributor acts as the distributor of Common Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Contract. The Distributor is not obligated to sell any specific amount of Common Shares of the Fund.

Common Shares of the Fund are continuously offered through the Distributor and/or certain financial intermediaries that have agreements with the Distributor. As discussed below, the Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf. The Common Shares will be offered at NAV per share (plus any applicable sales load) calculated each regular business day. Please see “Net Asset Value” below.

The Fund and the Distributor have the sole right to accept orders to purchase Common Shares and reserve the right to reject any order in whole or in part.

The Fund’s Common Shares are not listed for trading on any securities exchange. There is currently no secondary market for the Fund’s Common Shares and the Fund does not anticipate that a secondary market will develop for its Common Shares. Investors should consider Common Shares of the Fund to be an illiquid investment. None of the Adviser, the Subadviser or the Distributor intends to make a market in the Fund’s Common Shares.

The Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the 1933 Act. To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each Trustee against certain liabilities under the 1933 Act and in connection with the services rendered to the Fund.

Share Classes

The Fund intends to adopt a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act.  Although the Fund is not an open-end investment company, it intends to comply with the terms of Rule 18f-3 as a condition of the Exemptive Relief which, if granted, will permit the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees.

Under the Multi-Class Plan, shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:  (a) each class has a different designation; (b) each class of shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Currently, only Class I Shares are available for purchase.  Upon receiving the Exemptive Relief, the Fund will also offer Class A Shares. Each share class will represent an investment in the same portfolio of investments, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

Class I Shares are offered for investment through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Fund. Class I Shares may be offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount.

Class A Shares are not available for purchase directly from the Distributor and are primarily offered and sold to retail investors by certain broker-dealers which are members of FINRA and which have agreements with the Distributor to sell Class A Common Shares, but may be made available through other financial firms, including banks and trust companies and to specified benefit plans (as defined below) and other retirement accounts

Individual shareholders who hold Common Shares through financial intermediaries, pensions or profit sharing plans may not be eligible to hold Common Shares of the Fund outside of their respective financial intermediary platform or plan.

Class A Distribution and Servicing Plan

The Fund has adopted a Distribution and Servicing Plan for the Class A Shares of the Fund.  The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.  Although the Fund is not an open-end investment company, it intends to comply with the terms of Rule 12b-1 as a condition of the Exemptive Relief which, if granted, permits the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees.  Each Distribution and Servicing Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A Shares, as applicable.  Most or all of the distribution and/or service fees are paid to financial firms through which Common Shareholders may purchase or hold Class A Shares, as applicable.  Because these fees are paid out of the applicable share class’s assets on an ongoing basis, over time they will increase the cost of an investment in Class A Shares and may cost you more than other types of sales charge.

The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan is [  ]% for Class A Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A Shares).

Shareholder Services Expenses

Certain broker-dealers or other intermediaries perform services that otherwise could be handled by the Funds’ Transfer Agent. These services may include preparing and distributing client statements, tax reporting, order-processing and client relations. As a result, these third parties may charge fees (sometimes called ‘‘sub-transfer agency fees’’ or ‘‘sub-accounting fees’’) to the Fund for these services. The Funds may pay for such services outside of a Rule 12b-1 Plan (meaning in addition to or instead of as Rule 12b-1 fees) so long as such compensation does not exceed certain limits set from time to time by the Board of Trustees in consultation with management. Arrangements may involve a dollar per-account fee, an asset-based fee, transaction or other charges, cost reimbursement or, in some cases, a combination of these inputs.

Sub-transfer agency fees can comprise a substantial portion of the Funds’ ongoing expenses. While the Adviser and the Distributor consider sub-transfer agency fees to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Funds that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates. The Adviser, the Distributor or an affiliate may make additional payments to intermediaries for these and other services, and their payments may be based on the same or other methods of calculation. See Revenue Sharing below.

Revenue Sharing

The Distributor, Adviser or an affiliate may make cash payments from their own resources to broker-dealers or financial intermediaries for various reasons. These payments, often referred to as “revenue sharing,” may support the delivery of services to the Fund or shareholders in the Fund, including transaction processing and sub-accounting services.

These payments also may serve as an incentive to sell Fund Shares or to promote shareholder retention. As such, the payments may go to firms providing various marketing support or other promotional services relating to the Fund, including advertising and sales meetings, as well as inclusion of the Fund in various promotional and sales programs. Marketing support services also may include business planning assistance, broker-dealer education about the Fund and shareholder financial planning assistance.

Revenue sharing payments may include any portion of the sub-transfer agency fees (described in the preceding section) that exceed the limits for those fees established by the Board of Trustees in consultation with management and which, accordingly, the Fund does not pay. They also may include any other payment requirement of a broker-dealer or another third-party intermediary, including certain agreed upon “finder’s fees” as described in greater detail under Early Withdrawal Charges - Class A Shares.

The Distributor, Adviser or an affiliate pay all such payments out of its (or their) own resources. Such payments are in addition to any recordkeeping, sub-transfer agency/networking fees payable by the Fund (through the Distributor or otherwise) to others for performing such services and Rule 12b-1 or service plan payments described elsewhere in this Prospectus. Revenue sharing payments may be structured, among other means, as: (i) a percentage of sales; (ii) a percentage of net assets; (iii) a flat fee per transaction; (iv) a fixed dollar amount; or (v) some combination of any of these. In many cases, revenue sharing arrangements may be viewed as encouraging sales activity or retention of assets in the Fund. Generally, any revenue sharing or similar payments are requested by the party receiving them, often as a condition of distribution, but they are subject to negotiation as to their structure and scope.

The Distributor, Adviser or an affiliate also may pay from their own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers for attending diligence or informational meetings with the Fund’s investment professionals. The Distributor, Adviser or an affiliate also may pay for costs of organizing and holding such meetings and also may make payments to or on behalf of brokers or other financial intermediaries for other types of events, including pre-approved conferences, seminars or sales or training programs (and payments for travel, lodging, etc.), and may provide small gifts and/or entertainment as permitted by applicable rules. The Distributor, the Adviser or an affiliate also may pay fixed fees for the listing of the Fund on a broker-dealer’s or financial intermediary’s system. This compensation is not included in, and is made in addition to, the compensation described in the preceding paragraph.

Please be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to more positively consider the Fund relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly. The Fund’s Statement of Additional Information includes a listing of certain parties receiving revenue sharing payments in respect of the Fund.

Purchasing Shares

The following section provides basic information about how to purchase Common Shares of the Fund.

The Fund typically does not offer or sell its shares to non-U.S. residents.  For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

If you are eligible to buy Class I Shares and Class A Shares, you should buy Class I Shares because Class A Shares may be subject to sales charges and will pay an annual distribution and/or service fee.

Individual shareholders who purchase Common Shares through financial intermediaries, pensions or profit sharing plans may not be eligible to hold Common Shares outside of their respective plan or financial intermediary platform.

Class A Shares

Eligible investors may purchase Class A Shares through their broker-dealer or other financial firm. Class A Shares are not available for purchase directly from the Distributor.

•                  Through your broker-dealer or other financial firm.  Class A Shares are primarily offered and sold to retail investors by certain broker-dealers which are members of FINRA and which have agreements with the Fund’s distributor to offer Class A Shares, but may be made available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts.  Your broker-dealer or other financial firm may establish different minimum investment requirements than the Fund and may also independently charge you transaction or other fees and additional amounts (which may vary) in return for its services, which will reduce your return.  Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm and instructions for buying, selling, exchanging or transferring Class A Shares must be submitted by your broker-dealer or other financial firm on your behalf.

Class I Shares

Eligible investors may purchase Class I Shares in the following ways:

•                  Through your broker-dealer or other financial firm.  Class I Shares may be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Fund. Class I Shares may also be offered to investors in pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Your broker-dealer or other financial firm may establish different minimum investment requirements than the Fund and may also independently charge you transaction or other fees and additional amounts (which may vary) in return for its services, which will reduce your return.  Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm.  If you purchase shares through a broker-dealer or other financial firm, instructions for buying, selling, exchanging or transferring Class I Shares must be submitted by your financial firm or broker-dealer on your behalf.

•                  Through the Distributor.  You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you.  Individual investors who meet the minimum investment amount and wish to invest directly in Class I Shares may obtain an Account Application online at [            ] or by calling [            ].  If you do not list a financial advisor and his/her brokerage firm on the Account Application, the Distributor is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares.

The completed Account Application may be submitted using the following methods:

Overnight Mail:

Regular Mail:

E-mail:

For inquiries, please call [          ]

Payment for the purchase of Common Shares may be made by check payable to the [        ] and sent to the Regular Mail address above; or by wiring federal funds to:

[           ]

ABA:

DDA:

ACCT:

FFC:

Before wiring federal funds, the investor must provide order instructions to the transfer agent by e-mail at [        ]. In order to receive the current day’s NAV, order instructions must be received in good order prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time) (“NYSE Close”).  Instructions must include the name and signature of an appropriate person designated on the Account Application (“Authorized Person”), account name, account number, name of the Fund and dollar amount.  Payments received without order instructions could result in a processing delay or a return of wire.  Failure to send the accompanying payment on the same day may result in the cancellation of the order.

An investor may place a purchase order for Common Shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by FEIM or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Fund on behalf of its customers.

Investment Minimums

Class A Common Shares.  The following investment minimums apply for purchases of Class A Common Shares:

Initial Investment	Subsequent Investments
$2,500 per account	$100

Class I Shares.  The following investment minimums apply for purchases of Class I Shares:

Initial Investment	Subsequent Investments
$1 million per account	None

The initial investment minimums may be modified for certain financial firms that submit orders on behalf of their customers.  The Fund or the Distributor may lower or waive the minimum initial investment for certain classes of shares or categories of investors at their discretion.  The minimum initial investment may also be modified for the Trustees and certain employees and their extended family members of current officers, trustees, directors, and employees of the Fund, First Eagle, the Adviser, the Subadviser,  the Distributor, certain other subsidiaries of First Eagle, The Blackstone Group Inc., Corsair Capital LLC, employees of certain firms providing services to the Fund (such as the custodian and the shareholder servicing agent), and to the immediate family members of any such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons. Please see the Statement of Additional Information for details.

Additional Investments.  An investor may purchase additional Class I Shares at any time. If you invest in Common Shares through a broker-dealer, contact your financial firm for information on purchasing additional Common Shares.

Other Purchase Information.  Purchases of a Fund’s Common Shares will be made in full and fractional shares.

The Fund and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

In the interest of economy and convenience, certificates for shares will not be issued.

Sales Charge - Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A Shares of the Fund and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A of the Fund is the NAV of the shares plus an initial sales charge.  The initial sales charge varies depending upon the size of your purchase, as set forth below.

No sales charge is imposed where Class A Shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions.  For investors investing in Class A Shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper “breakpoint” discount.

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

Class A Shares are subject to a [     ]% maximum sales charge as a percentage of the offering price ([     ]% as a percentage of net amount invested).

Class A Shares are subject to the following sales charge:

Your Investment	As a % of offering price		As a % of net amount invested
Less than $100,000	[	]%	[	]%
$100,000 - $249,999.99	[	]%	[	]%
$250,000 and over	[0.00	]%*	[0.00	]%*

*           As shown, investors that purchase $250,000 or more of the Fund’s Class A Shares will not pay any initial sales charge on the purchase.  However, unless eligible for a waiver, purchases of $250,000 or more of Class A Shares will be subject to an early withdrawal charge of 1.00% if the shares are repurchased during the first 12 months after their purchase.  See “Early Withdrawal Charges - Class A Shares” and “Sales at Net Asset Value” below.

Investors in the Fund may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of the Combined Purchase Privilege, Right of Accumulation, Letter of Intent or Reinstatement Privilege.  These programs will apply to purchases of other closed-end funds that FEIM or FEAC sponsors currently or in the future (collectively, “Eligible Funds”), which offer Class A Shares.  These programs are summarized below and described in the Statement of Additional Information.  Eligible Funds do not include any open-end funds sponsored by FEIM.

Combined Purchase Privilege and Right of Accumulation (Breakpoints).  A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A Shares at the breakpoint levels disclosed herein by combining concurrent purchases of the Class A common shares of one or more Eligible Funds into a single purchase (the “Combined Purchase Privilege”).  In addition, a Qualifying Investor may obtain a reduced sales charge on Class A Shares of the Fund by adding the purchase value of Class A Shares of an Eligible Fund with the current aggregate net asset value of all Class A common shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the “Right of Accumulation” or “Cumulative Quantity Discount”).

The term “Qualifying Investor” refers to:

1.              an individual, such individual’s spouse or domestic partner, as recognized by applicable state law, or such individual’s children under the age of 21 years (each a “family member”) (including family trust* accounts established by such a family member); or

2.              a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

3.              an employee benefit plan of a single employer.

* For these purposes, a “family trust” is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).

Letter of Intent.  Investors may also obtain a reduced sales charge on purchases of Class A Shares of the Fund by means of a written Letter of Intent which expresses an intent to invest not less than $250,000 within a period of 13 months in Class A common shares of any Eligible Fund(s).  The maximum intended investment allowable in a Letter of Intent is $250,000.  Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent.  The value of the investor’s account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent.  A Letter of Intent is not a binding obligation to purchase the full amount indicated.  Shares purchased with the first 2% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.  If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily repurchased to pay the additional sales charge applicable to the amount actually purchased, if necessary.  Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow.  When the full amount indicated has been purchased, the escrow will be released.  Repurchases during the Letter of Intent period will not count against the shareholder.

In making computations concerning the amount purchased for purposes of a Letter of Intent, market appreciation in the value of the shareholder’s Class A common shares of Eligible Funds will not be included.

•                  Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A Shares of the Fund, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation.

Reinstatement Privilege.  A Class A Shareholder who has caused any or all of his or her shares to be repurchased may reinvest all or any portion of the repurchase proceeds in Class A common shares of any Eligible Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the repurchase date.  The limitations and restrictions of this program are fully described in the Statement of Additional Information.

Sales at Net Asset Value.  In addition to the programs summarized above, Class A Shares, which are available for purchase only through a broker-dealer or other financial firm, may be sold at NAV without an initial sales charge to certain types of accounts or account holders, including: individuals or accounts having certain relationships with the Fund, certain of its affiliates, certain broker-dealers or the Distributor; individuals purchasing shares through certain types of omnibus or wrap accounts; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; investors making certain purchases following the announcement of a Fund or share class liquidation; and any other person for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale.  Please see the SAI for additional details.

Exchanges.  Exchanges of Common Shares for Class A of the Fund or Class A common shares of other Eligible Funds, at the direction of a financial intermediary (as described under “Exchanging Shares” below) will not be subject to a sales charge.

Early Withdrawal Charges - Class A Shares

Unless you are eligible for a waiver, if you purchase $250,000 or more of Class A Shares (and, thus, pay no initial sales charge) of the Fund, you will generally be subject to a 1% early withdrawal charge (“EWC”) if your Class A Shares are repurchased within 12 months of their purchase. However, If the financial firm through which you purchased your Shares does not receive a “finder’s fee” from the Distributor at the time of purchase, you will not be subject to an EWC upon repurchase. The Class A EWC does not apply if you are otherwise eligible to purchase Class A Shares without an initial sales charge or are eligible for a waiver of the EWC.

The Distributor may pay dealers of record “finder’s fee” commissions of up to 1.00% of purchases of Class A Shares not previously subject to a front-end sales charge or dealer commission paid by the investor.***

These finder’s fee commissions will be paid with respect to (i) purchases aggregating (on a single trade date) $250,000 or more by any “person,” which term includes any account having the same mailing address or tax identification number; (ii) accounts with completed letters of intention of $ 250,000 or more; and (iii) certain group retirement plans investing through an omnibus account making any single purchase of Class A shares of $250,000 or more. Subsequent purchases will need to aggregate $250,000 or more to be eligible for this commission (and appropriate documentation will be required to verify additional aggregations). Finder’s fee commissions also may be paid under certain other circumstances. Your dealer will advise you if any such commissions are paid with respect to your account.

How EWCs will be Calculated

An EWC is imposed on repurchases of Class A Shares on the amount of the repurchase which causes the current value of your account for the particular class of Common Shares of the Fund to fall below the total dollar amount of your purchase payments subject to the EWC.

The following rules apply under the method for calculating EWCs:

•                  Common Shares acquired through the reinvestment of dividends or capital gains distributions will be repurchased first and will not be subject to any EWC.

•                  For the repurchase of all other Common Shares, the EWC will be based on either your original purchase price or the then current NAV of the Common Shares being sold, whichever is lower.  To illustrate this point, consider Common Shares purchased at an NAV of $10.  If the Fund’s NAV per Common Share at the time of repurchase is $12, the EWC will apply to the purchase price of $10.  If the NAV per Common Share at the time of repurchase is $8, the EWC will apply to the $8 current NAV per Common Share.

EWCs will be deducted from the proceeds of your repurchase, not from amounts remaining in your account.

In determining whether an EWC is payable, it is assumed that you will have repurchased first the lot of Common Shares which will incur the lowest EWC.

Reductions and Waivers of Initial Sales Charges and EWCs

The initial sales charges and EWCs on Class A Shares may be reduced or waived under certain purchase arrangements and for certain categories of investors.  See “Sales at Net Asset Value” above for information on such reductions or waivers that may be applicable to Class A Share initial sales charges.

EWCs on Class A Shares may be reduced or waived for repurchases where the shareholder can demonstrate hardship, which shall be determined in the sole discretion of the Distributor, and there will be minimal cost borne by the Distributor associated with the repurchase, which shall be determined in the sole discretion of the Distributor.  In addition, investors will not be subject to EWCs for certain transactions where the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer.

Required Shareholder Information and Records.  In order for investors in Class A Shares of the Fund to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction.  If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor’s account.  An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor’s eligibility for breakpoint discounts or sales charge waivers.

An investor may be asked to provide information or records, including account statements, regarding shares of the Fund or other Eligible Funds held in:

•                  any account of the investor at another financial firm; and

•                  accounts of Qualifying Investors at any financial firm.

Exchanging Shares

Exchanges Across Eligible Funds:  Subject to the terms and conditions below, shares of one class of common shares of other Eligible Funds may be exchanged, at the shareholder’s option, for shares of the same class or another class of Common Shares of the Fund.  Shareholders may also move their investment in Common Shares of the Fund into shares of the same class or another class of common shares of other Eligible Funds in conjunction with quarterly repurchases made by the Fund.  In this case, rather than tendering shares for cash, the shareholder would elect to have the dollar value of those Common Shares accepted for purchases of shares of the other Eligible Funds.  Such exchanges for shares of other Eligible Funds must occur in conjunction with quarterly repurchases made by the Fund and will be subject to those repurchase offer risks, such as the risk that shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer, that are described elsewhere in this Prospectus.  See “Principal Risks of the Fund - Repurchase Offers Risk.”

The total value of shares being exchanged into the Fund must at least equal the minimum investment requirement applicable to the relevant class of Common Shares of the Fund, and the total value of shares being exchanged out of the Fund into other Eligible Funds must meet the minimum investment requirements of those Eligible Funds, as applicable.  Other than exchanges at the direction of a financial intermediary (as described below), shares of the Fund or other Eligible Funds related to such exchanges will be subject to any sales charges, early withdrawal charges and/or waivers applicable to such classes of shares. Exchanges across Eligible Funds may also constitute a taxable event for U.S. federal income tax purposes. For additional information concerning exchanges or to initiate exchanges, contact the Fund at [              ].

Intra-Fund Exchanges:  Shares of one class of the Fund may be exchanged at any time, at a shareholder’s option, directly for shares of another class of the Fund (an “intra-fund exchange”), subject to the terms and conditions described below and provided that the shareholder for whom the intra-fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange.  Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels is described under “Purchasing Shares” and “Investment Minimums” above.

Shares of one class of the Fund will be exchanged for shares of a different class of the Fund on the basis of their respective NAVs.  Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-fund exchange may be subject to higher or lower total expenses following such exchange. Intra-fund exchanges generally should not result in the realization of income or gain for U.S. federal income tax purposes.

Financial Intermediary-Directed Exchanges:  Financial intermediaries may, in connection with a change in a client’s account type, at the direction of a client, or otherwise in accordance with a financial intermediary’s policies and procedures, direct the Fund on behalf of the intermediary’s clients to exchange shares of one class of Common Shares of the Fund for shares of another class of Common Shares of the Fund, or exchange Common Shares of the Fund for the same class or another class of common shares of another Eligible Fund.  Any such exchange will not be subject to a sales charge.  Class A Shares of the Fund are, however, subject to higher annual operating expenses than Class I Shares.  See “Summary of Fund Expenses.”  The Fund will only complete such an exchange at the direction of a financial intermediary and without making inquiry as to whether the exchange is consistent with the particular intermediary’s policies and procedures or the client’s account type and/or suitability criteria.  An investor should contact his or her financial intermediary to learn more about the details of this exchange feature and whether and under what circumstances it may apply in accordance with the investor’s arrangements with the particular intermediary.

Shares Purchased or Held Through Financial Intermediaries

The availability of sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.  The Fund’s sales charge waivers and discounts disclosed in this prospectus are available for qualifying purchases and are generally available through financial firms unless otherwise specified in Appendix A.

The sales charge waivers, discounts and/or breakpoints available through certain other financial intermediaries are set forth in Appendix A to this prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms.  Please contact your financial firm for more information regarding applicable sales charge waivers, discounts and/or breakpoints available to you and the financial firm’s related policies and procedures.

While neither the Fund nor the Distributor impose an initial sales charge on Class I Shares, if you buy Class I Shares through certain financial firms they may directly charge you transaction or other fees in such amount as they may determine.  Please consult your financial firm for additional information.

Signature Validation

The following section provides additional information for investors who purchase shares directly from the Fund. If you are investing through a financial intermediary, please contact your financial intermediary directly for more information. A signature guarantee from an acceptable guarantor is required if you want repurchase proceeds sent to an address other than the address of record, to a person other than the registered shareholder(s) for the account or to a bank account number other than the one previously designated. In addition to the situations described above, the Fund and/or the Fund’s transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Information Regarding State Escheatment Laws

Closed-end fund accounts can be considered abandoned property. States increasingly are looking at inactive closed-end fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the Fund may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The Fund will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in the Fund through a financial intermediary, we encourage you to contact your financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a closed-end account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the fund for an “inactivity period” as specified in applicable state laws. If the Fund is unable to establish contact with an investor, the Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents and your shares are held directly with the Fund, call the Fund at [              ].  You will receive the additional copy within 30 days after receipt of your request by the Fund.  Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

Electronic Delivery

The Fund can deliver your account statements and fund financial reports electronically. If you are a registered user of feim.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “eDelivery.” Should you later wish to receive these documents by mail you can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

Beginning January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.feim.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling [       ] or by visiting [       ]. You may elect

to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Fund, you can call [       ] or visit [       ]. Your election to receive reports in paper will apply to all funds held with First Eagle or your financial intermediary.

Acceptance and Timing of Purchase Orders

A purchase order received by the Fund or its designee prior to the NYSE Close, on a day the Fund is open for business, together with payment made in one of the ways described above will be effected at that day’s NAV plus any applicable sales charge.  An order received after the NYSE Close will be effected at the NAV determined on the next business day.  However, orders received by certain retirement plans and other financial firms on a business day prior to the NYSE Close and communicated to the Fund or its designee prior to such time as agreed upon by the Fund and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm.

The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Fund reserves the right to treat such day as a Business Day and accept purchase orders in accordance with applicable law.  The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests.  Purchase orders will be accepted only on days which the Fund is open for business.

The Fund and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund Common Shares.  The sale of Common Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.

Verification of Identity and Anti-Money Laundering Compliance

After an account is opened, the Fund may restrict your ability to purchase additional Common Shares until your identity is verified.  The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity.

The Fund and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Fund or the Distributor may request additional information from you to verify your identity and source of funds. For individual investors, such information typically will include name, address, date of birth, and Social Security number. Such information also may include requests for documents such as driver’s license or other government-issued identification. For entity investors, such information typically will include name, principal business address, taxpayer identification number, corporate documents such as articles of incorporation, trust or partnership agreements, by-laws and similar documents, and also may include requests for documents confirming the authority and identity of those having control over the entity or its trading.

If the Fund or Distributor believes the information submitted does not provide adequate identity verification, it reserves the right to reject the establishment of your account or close the account at its current net asset value. If, at any time, the Fund believes an investor may be involved in suspicious activity, or if certain account information matches data on government lists of suspicious persons, the Fund or Distributor may choose to prohibit the establishment of a new account for the purchase of Fund Shares or may be required to “freeze” an account. They also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund or the Distributor to inform the investor it has taken the actions described above.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Contractual Arrangements

The Fund is a party to contractual arrangements with various parties who provide services to the Fund, including the Adviser, the Subadviser, the Distributor, the custodian, and the transfer agents, among others. Fund shareholders are not parties to, or intended (“third party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual investor or group of investors any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Also, while this prospectus and the Statement of Additional Information describe pertinent information about the Fund, neither this prospectus nor the Statement of Additional Information represents a contract between the Fund and any shareholder or any other party. The Trustees may amend this prospectus, the Statement of Additional Information, and any other contracts to which the Fund is a party, and interpret the investment objective, policies, restrictions and contractual provisions applicable to the Fund without Common Shareholder input or approval, except in circumstances in which Common Shareholder approval is specifically required by law (such changes to fundamental investment policies) or where a Common Shareholder approval requirement is specifically disclosed in this prospectus or Statement of Additional Information.

Periodic Repurchase Offers

The Fund is a closed-end Interval Fund, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make offers to repurchase Common Shares. No shareholder will have the right to require the Fund to repurchase its Common Shares, except as permitted by the Fund’s Interval Fund structure. No public market for the Common Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Common Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV subject to approval of the Board of Trustees. The schedule requires the Fund to make repurchase offers every three months. The Fund expects the first repurchase offer to be issued within [•] months following effectiveness of the Fund’s registration statement.

Repurchase Dates

The Fund will make quarterly repurchase offers every three months. As discussed below, the date on which the repurchase price for Common Shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

Repurchase Request Deadline

The date by which shareholders wishing to tender Common Shares for repurchase must respond to the repurchase offer will be no more than fourteen days before the Repurchase Pricing Date (defined below). When a repurchase offer commences, the Fund sends, at least 21 days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

•      The percentage of outstanding Common Shares that the Fund is offering to repurchase and how the Fund will purchase Common Shares on a pro rata basis if the offer is oversubscribed.

•      The date on which a shareholder’s repurchase request is due.

•      The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).

•      The date by which the Fund will pay to shareholders the proceeds from their Common Shares accepted for repurchase.

•      The NAV of the Common Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.

•      The procedures by which shareholders may tender their Common Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

•      The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document. Shareholders that hold shares through a financial intermediary will need to ask their financial intermediary to submit their repurchase requests and tender shares on their behalf. The Repurchase Request Deadline will be strictly observed. If a shareholder’s repurchase request is not submitted to the Fund’s transfer agent in properly completed form by the Repurchase Request Deadline, the shareholder will be unable to sell his or her shares to the Fund until a subsequent repurchase offer, and the shareholder’s request for that offer must be resubmitted. If a shareholder’s Authorized Intermediary will submit his or her repurchase request, the shareholder should submit his or her request to the Authorized Intermediary in the form requested by the Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to allow the Authorized Intermediary to submit the request to the Fund. If a shareholder’s Authorized Intermediary is unable or fails to submit the shareholder’s request to the Fund in a timely manner, or if the shareholder fails to submit his or her request to the shareholder’s Authorized Intermediary, the shareholder will be unable to sell his or her shares to the Fund until a subsequent repurchase offer, and the shareholder’s request for that offer must be resubmitted. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to shareholders between one and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed below under “Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by visiting [          ] or calling the Fund’s transfer agent at [           ].

Repurchase Fee

The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Shares, thus allocating estimated transaction costs to the shareholder whose Common Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if the Adviser or Subadviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the

Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of Common Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of Common Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Common Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Common Shares up to a maximum amount of 2% of the outstanding Common Shares of the Fund. If the Fund determines not to repurchase additional Common Shares beyond the repurchase offer amount, or if shareholders tender an amount of Common Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Common Shares tendered on a pro rata basis.

If any Common Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Common Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Common Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Common Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Common Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Common Shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund — Repurchase Offers Risk” above. In addition, the repurchase of Common Shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Tax Matters” below and “Taxation” in the Statement of Additional Information.

Net Asset Value

The Fund’s NAV per Share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of Shares outstanding at the time of such computation. The Fund computes its NAV per Share as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading.

Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board of Trustees has adopted methods for determining the fair value of such securities and other assets. The Board of Trustees is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board of Trustees has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy, as amended from time to time, to the Adviser, which may delegate some of all of those responsibilities to the Subadviser, and has authorized the use of independent third-party pricing and valuation services that have been approved by the Board of Trustees.

Valuations of Fund investments are disclosed in reports publicly filed with the SEC. The Advisers will provide the Board of Trustees with periodic reports, no less than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any.

Under certain circumstances, the NAV per Share of a class of the Fund’s Shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

Distributions

The Fund intends to declare income dividends daily and distribute them to Common Shareholders monthly at rates that reflect the net investment income of the Fund. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. The dividend rate that the Fund pays on its Common Shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund (including interest expenses on borrowings and dividends payable on any preferred shares issued by the Fund). As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s dividend policy could change. For a discussion of factors that may cause the Fund’s income and capital gains (and therefore the dividend) to vary, see “Principal Risks of the Fund.” The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued dividends on any outstanding preferred shares). To permit the Fund to maintain more level distributions, the Fund’s distribution rates will be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions paid by the Fund for any particular month may be more or less than the amount of cash available to the Fund for distribution for that month.

The Fund may distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of net investment income actually earned by the Fund during the period.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of record of the estimated composition of such distribution through a section 19 notice (“Section 19 Notice”). To determine the sources of the Fund’s distributions during the reporting period, the Fund references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding the Fund’s estimates and projections, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital.

The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains (as reduced by any capital loss carry-forwards) for the relevant year. For example, the Fund may distribute amounts early in the year that are derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax cost basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. In general terms, a return of capital would occur where a Fund distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. A return of capital distribution is not taxable, but it reduces a shareholder’s tax cost basis in the Common Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of the Common Shares. The Fund will send shareholders detailed tax information with respect to the Fund’s distributions annually. See “Tax Matters.”

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains currently eligible for favorable income tax rates.

Unless a Common Shareholder elects to receive distributions in cash, all distributions of Common Shareholders whose shares are registered with the plan agent will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

Although it does not currently intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all Common Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by [             ], as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Agent will include a notification to registered holders of Common Shares with the Plan Agent.

Additional information about the Plan may be obtained from the Plan Agent.

Description of Capital Structure and Shares

Common Shares

The Fund is a statutory trust organized under the laws of Delaware pursuant to the Declaration of Trust dated as of July 8, 2020. The Fund is authorized to issue an unlimited number of Common Shares. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The Fund’s Board of Trustees does not intend to grant Common Shareholders any right to receive any distributions from the Fund unless all accrued interest, fees and dividends, if any, with respect to the Fund’s leverage have been paid, unless certain asset coverage tests with respect to the leverage employed by the Fund are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any Preferred Shares issued by the Fund have been met. See “—Preferred Shares” below. All Common Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, when available, to all Common Shareholders.

The Fund has no present intention of offering any additional shares other than the Common Shares it may issue under the Fund’s dividend reinvestment plan. Any additional offerings of shares will require approval by the Fund’s Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of the sales load, except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s net asset value per share generally increases when interest rates decline, and decreases when interest rates rise. The Fund’s net asset value will be reduced immediately following the offering of Common Shares by the amount of the sales load and the amount of the organizational costs and offering expenses paid by the Fund. See “Summary of Fund Expenses.”

The Common Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Common Shares.

Preferred Shares

The Fund’s Agreement and Declaration of Trust provides that the Board of Trustees of the Fund may authorize and issue Preferred Shares, with rights as determined by the Board of Trustees, without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

While the Fund does not anticipate doing so, it may issue Preferred Shares in an aggregate amount of up to 40% of its Managed Assets. The use of leverage can create risks. The Board of Trustees reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund’s total assets, less liabilities and indebtedness of the Fund. The Fund cannot assure you, however, that Preferred Shares will not be issued. The terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, restrictions on the declaration of dividends, maintenance of asset ratios and restrictions while dividends are in arrears will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any Preferred Shares will be similar to those stated below.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of any

Preferred Shares will be entitled to receive a preferential liquidating distribution. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by Common Shareholders and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years’ dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Agreement and Declaration of Trust.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by the 1940 Act, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

The affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of any Preferred Shares issued by the Fund are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Shares; and (iii) the Fund may subsequently resell any Preferred Shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of such Preferred Shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the terms of the Fund’s Agreement and Declaration of Trust. The Board of Trustees, without the approval of the Common Shareholders may authorize an offering of Preferred Shares, and may fix the terms of the Preferred Shares to be offered.

Anti-Takeover and Other Provisions in the Declaration of Trust

The Declaration of Trust and the Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Trustees are elected for indefinite terms and do not stand for reelection. The anti-takeover provisions in the Declaration of Trust promote stability in the governance of the Fund and limit the risk that the Fund will be subject to changes in control, operational changes or other changes that may not be in the best interests of shareholders.

The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the By-laws. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Fund and any national securities exchange.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the By-laws, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of the assumption of control of the Fund by a third party and/or the conversion of the Fund to an open-end investment company. The Trustees has considered the foregoing provisions and concluded that they are in the best interests of the Fund and its shareholders, including holders of the Shares.

The foregoing is qualified in its entirety by reference to the full text of the Declaration of Trust and the Bylaws, both of which are on file with the SEC.

Tax Matters

The discussion below and certain disclosure in the SAI provide general tax information related to an investment in Common Shares of the Fund. Because tax laws are complex and often change, Common Shareholders should consult their tax advisors about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion applies only to U.S. shareholders that hold the Common Shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the Fund or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source.

The Fund intends to elect to be treated, and intends to qualify each taxable year thereafter, as a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to RICs, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

If the Fund failed to qualify for the favorable tax treatment accorded to RICs in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including its net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to Common Shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction in the case of corporate Common Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income or gain on which it paid U.S. federal income tax.

Distributions to Common Shareholders of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to Common Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a Common Shareholder as a return of capital which will be applied against and reduce the Common Shareholder’s basis in his or her Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in his or her Common Shares, the excess will be treated by the Common Shareholder as gain from a sale of the Common Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate Common Shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares of the Fund pursuant to the Plan. Common Shareholders receiving distributions in the form of additional Common Shares of the Fund will generally be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. The additional Common Shares received by a Common Shareholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Common Shares were credited to the Common Shareholder’s account.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by Common Shareholders) on December 31 of the year in which declared.

In general, the sale or other taxable disposition of Common Shares (except pursuant to a repurchase by the Fund, as described below) will result in capital gain or loss to Common Shareholders. A holder’s gain or loss generally will be a long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a holder on the sale or other taxable disposition of Common Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains, as discussed under “Taxation—Distributions” in the SAI) with respect to such Common Shares. In addition, no loss will be allowed on the sale or other taxable disposition of Common Shares if the owner acquires (including pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

From time to time, the Fund may offer to repurchase its outstanding Common Shares. Common Shareholders who tender all Common Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a Common Shareholder tenders fewer than all of its Common Shares or fewer than all Common Shares tendered are repurchased, such Common Shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering Common Shareholders, and Common Shareholders who tender some but not all of their Common Shares or fewer than all of whose Common Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund.

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain Common Shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the Common Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

If a Common Shareholder (other than a partnership) is not a U.S. shareholder (other than such a Common Shareholder whose ownership of shares is effectively connected with a U.S. trade or business), certain dividends received by such Common Shareholder may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends that are subject to withholding, the applicable withholding agent will generally be required to withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to Common Shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if they had been received directly by a non-U.S. shareholder, and that satisfy certain other requirements. Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a non-U.S. shareholder will not be subject to U.S. federal withholding tax.

The Fund may be required to withhold from distributions to a non-U.S. shareholder that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the non-U.S. shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any ordinary dividends and other distributions that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of Common Shares.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and Common Shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, pass-through entities (or investors therein), U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax.

Common Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

Custodian and Transfer Agent

The primary custodian of the assets of the Fund is [    ]. [    ]’s principal business address is [    ]. The custodian performs custodial and fund accounting services as well as sub-administrative and compliance services on behalf of the Fund. [    ] serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

Independent Registered Public Accounting Firm

[    ] serves as independent registered public accounting firm for the Fund. [    ] provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

Legal Matters

Certain legal matters will be passed on for the Fund by Simpson Thacher & Bartlett LLP, 900 G. Street, N.W., Washington, DC 20001 and Sidley Austin LLP, 787 Seventh Avenue New York, NY 10019

Table of Contents for the Statement of Additional Information

THE FUND	3
INVESTMENT OBJECTIVES AND POLICIES	3
MANAGEMENT OF THE FUND	8
DISTRIBUTION OF FUND SHARES	21
REPURCHASE OF COMMON SHARES	25
PORTFOLIO TRANSACTIONS AND BROKERAGE	26
DISTRIBUTIONS	27
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES	27
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST	29
NET ASSET VALUE	30
TAXATION	30
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	37
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT	38
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38
COUNSEL	38
FINANCIAL STATEMENTS	38

Appendix A: Financial Firm-Specific Sales Charge Waivers and Discounts

[None.]

A-1

FIRST EAGLE CREDIT OPPORTUNITIES FUND

CLASS A SHARES

CLASS I SHARES

PROSPECTUS

[•], 2020

All dealers that buy, sell or trade the Fund’s Common Shares, whether or not participating in this offering, may be required to deliver a prospectus in accordance with the terms of the dealers’ agreements with the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

Subject to Completion dated July 22, 2020

FIRST EAGLE CREDIT OPPORTUNITIES FUND

Statement of Additional Information

[ ], 2020

First Eagle Credit Opportunities Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest, (the “Common Shares”), and is operated as an “interval fund.”  The Fund initially intends to offer two classes of Common Shares: Class A Shares and Class I Shares. The Fund has applied for exemptive relief (the “Exemptive Relief”) from the Securities and Exchange Commission (the “SEC”) that will permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees; there is no assurance, however, that the relief will be granted. At present, only Class I Shares are available for purchase.  Upon receiving the Exemptive Relief, the Fund will offer Class A Shares.

This Statement of Additional Information relating to the Common Shares of the Fund is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating thereto dated July [   ], 2020, as supplemented from time to time (the “Prospectus”).  This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares.

First Eagle Investment Management, LLC (“FEIM” or the “Adviser”), 1345 Avenue of the Americas, New York, NY 10105 is the investment adviser to the Fund. The Fund’s investment subadviser is First Eagle Alternative Credit, LLC (“FEAC” or the “Subadviser”).

A copy of the Prospectus and annual or semi-annual reports for the Fund may be obtained free of charge at the telephone number and address listed below or by visiting www.feim.com.

First Eagle Credit Opportunities Fund

1345 Avenue of the Americas

New York, NY 10105

Telephone:  800.334.2143

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

Table of Contents

THE FUND	3

INVESTMENT OBJECTIVES AND POLICIES	3

MANAGEMENT OF THE FUND	8

DISTRIBUTION OF FUND SHARES	21

REPURCHASE OF COMMON SHARES	25

PORTFOLIO TRANSACTIONS AND BROKERAGE	26

DISTRIBUTIONS	27

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES	27

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST	29

NET ASSET VALUE	30

TAXATION	30

PERFORMANCE RELATED AND COMPARATIVE INFORMATION	37

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT	38

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38

COUNSEL	38

FINANCIAL STATEMENTS	38

2

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund continuously offers its Common Shares and is operated as an “interval fund.” At present, only Class I Shares are available for purchase.  Upon receiving the Exemptive Relief, the Fund will also offer Class A Shares. An investment in the Fund may not be appropriate for all investors. The Fund was organized as a Delaware statutory trust on July 8, 2020, pursuant to a Declaration of Trust governed by the laws of the State of Delaware as amended and restated by the Amended and Restated Declaration of Trust, dated as of [•] (the “Declaration of Trust”).The Fund has no operating history. The Fund’s principal office is located at 1345 Avenue of the Americas, New York, NY 10105.

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective is to provide current income with a secondary objective of providing long-term risk-adjusted returns by investing in a portfolio of a variety of credit asset classes. There can be no assurance that the Fund will achieve its investment objective.

Commodity Pool Operators and Commodity Trading Advisors.  The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act, as amended (“CEA”) and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments.  As of the date of this Statement of Additional Information, the Fund and/or the Adviser has claimed an exclusion from commodity pool operator (“CPO”) registration pursuant to CFTC Rule 4.5 with respect to the Fund.  To remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests.  These limitations may restrict the Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for the Fund, and/or adversely affect the Fund’s total return.

Leverage and Borrowing

The Fund may add leverage to its portfolio by utilizing borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into other transactions that may give rise to a form of leverage including, among others, loans of portfolio securities. Although it has no current intention to do so, the Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board of Trustees may authorize the issuance of preferred shares without the approval of Common Shareholders; however, the Fund is not authorized to issue preferred shares as of the date of this Statement of Additional Information. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Subadviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. See “Principal Risks of the Fund — Segregation and Coverage Risk.”

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The net proceeds the Fund obtains from leverage utilized will be invested in accordance with the Fund’s investment objective and policies as described in the Prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness (including the use of bank loans, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than borrowings and outstanding preferred shares). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings and outstanding preferred shares satisfies the above-referenced 200% coverage requirement. If the Fund uses a combination of borrowing (including notes and other securities representing indebtedness) and issuing preferred shares, the minimum asset coverage required would be between 300% and 200% depending on the relative amounts of borrowings and preferred shares.

Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Fund will utilize borrowings, issue preferred shares or utilize any other forms of leverage. If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Common Shares. When leverage is used, the NAV of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, interest and other expenses borne by the Fund with respect to its use of borrowings or any other forms of leverage are borne by the Common Shareholders and result in a reduction of the NAV of the Common Shares. In addition, because the fees received by the Adviser and Subadviser are based on the average daily value of the Fund’s Managed Assets (including any assets attributable to borrowings for investment purposes), the Adviser and the Subadviser have a financial incentive for the Fund to use certain forms of leverage (e.g., borrowings and preferred shares), which may create a conflict of interest between the Adviser and the Subadviser, on the

4

one hand, and the Common Shareholders, on the other hand.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require the Fund to reduce its use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the 1940 Act, which could adversely affect the value or performance of the Fund and the Common Shares.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

Illiquid Investments

The Fund intends to invest in illiquid investments. An illiquid investment is a security or other investment that cannot be sold or disposed of within seven days or less in current market conditions without the sale or disposition significantly changing the market value of the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market value for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale.  For the period between the repurchase offer notice and the end of the repurchase period, the Fund must maintain 100% of the repurchase offer amount in liquid assets.

Tax Consequences

The Fund’s investments in certain securities and transactions described above will potentially be limited by its intention to qualify and be eligible for treatment as a regulated investment company.  In addition, the Fund’s utilization of certain investment instruments may alter the amount, timing and character of the Fund’s income, and, in turn, of the Fund’s distributions to its shareholders, relative to other means of achieving similar investment exposure.  In certain circumstances, the Fund may be required to sell assets in order to meet regulated investment company distribution requirements even when investment considerations make such sales otherwise undesirable.  For more information concerning these requirements and the taxation of the Fund’s investments, see “Taxation” below.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which

5

for this purpose and under the 1940 Act, means the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting at which more than 50% of the Fund’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund’s fundamental policies are as follows:

(1)                                 Borrowing Money. The Fund will not borrow money, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

(2)                                 Senior Securities. The Fund will not issue senior securities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

(3)                                 Underwriting. The Fund will not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

(4)                                 Concentration. The Fund will not “concentrate” its investments in an industry, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

(5)                                 Real Estate. The Fund will not purchase or sell real estate, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

(6)                                 Commodities. The Fund will not purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

(7)                                 Loans. The Fund will not make loans to other persons, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Board has adopted a repurchase offer fundamental policy resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers. This fundamental policy may be changed only with the approval of a majority of the Fund’s outstanding voting securities, including a majority of any holders of preferred shares voting separately as a class. The Fund is required to offer to repurchase between 5% and 25% of its outstanding Shares with each repurchase offer.

In addition, the Fund has adopted the following fundamental policies with respect to repurchase offers, which may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting at which more than 50% of the Fund’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities).

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(a)                                 The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.

(b)                                 The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”), which will be established by the Board in accordance with Rule 23c-3, as amended from time to time.  Rule 23c-3 requires the Repurchase Request Deadline to be no less than 21 and no more than 42 days after the Fund sends notification to shareholders of the repurchase offer.

(c)                                  There will be a maximum fourteen (14) calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date on which the Fund’s net asset value (“NAV”) applicable to the repurchase offer is determined (the “Repurchase Pricing Date”).

Other Information Regarding Investment Restrictions

The following are interpretations of the fundamental investment policies of the Fund and may be revised without shareholder approval, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time:

Borrowing Money. Under current law as interpreted by the SEC and its staff, the Fund may borrow from: (i) a bank to purchase or carry securities or other investments, (ii) from banks for temporary or emergency purposes, or (iii) by entering into reverse repurchase agreements, if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The Fund’s limitation with respect to issuing senior securities is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff. In particular, the SEC and its staff currently have interpreted the 1940 Act and developed an approach that allows a Fund to “cover” certain transactions that create leverage or enter into offsetting transactions to avoid causing such leveraged transactions to be deemed senior securities.

Underwriting. Under the 1940 Act, underwriting securities generally involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. The Fund’s limitation with respect to underwriting securities is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Concentration. Under current SEC and SEC staff interpretation, the Fund would “concentrate” its investments if more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in securities issued or guaranteed by the U.S. government

7

and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, in repurchase agreements collateralized by U.S. Government securities, or in tax-exempt securities issued by the states, territories, or possessions of the United States (“municipal securities”), excluding private activity municipal securities whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity (which will be subject to restriction 4); (2) investments in issuers domiciled in a single jurisdiction provided that the Fund does not invest greater than 25% in a particular industry; or (3) certain asset-backed securities that are backed by a pool of loans issued to companies in a wide variety of industries unrelated to each other such that the economic characteristics of such a security are not predominantly related to a single industry to the extent permitted by the 1940 Act. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

Real Estate. The Fund’s limitation with respect to investing in real estate is not applicable to investments in securities or mortgages or loans that are secured by or represent interests in real estate. This limitation also does not preclude the Fund from purchasing and selling securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts.

Commodities. The Fund may hold commodities acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans. Under current law as interpreted by the SEC and its staff, the Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund (i) will not be deemed to be making a loan to the extent that the Fund makes debt investments in accordance with its stated investment strategies; (ii) may take short positions in any security or financial instrument; and (iii) may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.

Portions of the Fund’s fundamental investment restrictions (i.e., the references to “except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time”) provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Board of Trustees to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

MANAGEMENT OF THE FUND

Pursuant to the Declaration of Trust and bylaws, the Fund’s business and affairs are managed under the direction of the Board of Trustees, which has overall responsibility for monitoring and overseeing the Fund’s management and operations.

8

Pertinent information regarding the members of the Board of Trustees and principal officers of the Fund is set forth below. Some of the Trustees and officers are employees of the Adviser or Subadviser and their affiliates. At least a majority of the Fund’s Board of Trustees are not “interested persons” of the Fund as that term is defined in the 1940 Act.

INDEPENDENT TRUSTEES1

Name, Address and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years

[ ]	Trustee	[ ]	[ ]	[ ]	[ ]

[ ]	Trustee (Chair)	[ ]	[ ]	[ ]	[ ]

[ ]	Trustee	[ ]	[ ]	[ ]	[ ]

[ ]	Trustee	[ ]	[ ]	[ ]	[ ]

[ ]	Trustee	[ ]	[ ]	[ ]	[ ]

1               Trustees who are not “interested persons” of the Fund as defined in the 1940 Act.

2               The term of office of the Independent Trustee is indefinite.

INTERESTED TRUSTEES1

Name, Address and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years

[ ]	Trustee	[ ]	[ ]	[ ]	[ ]

9

1               [   ] is treated as an Interested Trustee because of the professional roles he holds with the Adviser.

2               The term of office of the Interested Trustee is indefinite.

OFFICERS

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five (5) Years

[ ]	President	[ ]	[ ]

[ ]	Senior Vice President	[ ]	[ ]

[ ]	Chief Financial Officer	[ ]	[ ]

[ ]	Chief Compliance Officer	[ ]	[ ]

[ ]	General Counsel	[ ]	[ ]

[ ]	Secretary and Deputy General Counsel	[ ]	[ ]

[ ]	Treasurer	[ ]	[ ]

[ ]	Assistant Treasurer	[ ]	[ ]

[ ]	Assistant Treasurer	[ ]	[ ]

[ ]	Vice President	[ ]	[ ]

1               The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

10

The following table describes the standing committees of the Board of Trustees of the Fund.

Committee Name	Members	Function(s)
Audit Committee	[ ]

Reviews the contract between the Fund and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is responsible for overseeing that firm’s compensation and performance); oversees the audit process, including audit plans; oversees the Fund’s accounting and financial reporting policies, procedures and internal controls and acts as liaison to the independent registered public accounting firm; reviews financial statements contained in reports to regulators and shareholders with fund management and the independent registered public accounting firm; reviews and, as appropriate, approves in advance non-audit services provided by the independent registered public accounting firm to the Fund, the Adviser, and, in certain cases, other affiliates of the Fund.

Nominating and Governance Committee	[ ]

Nominates new Independent Trustees of the Fund. (The Nominating and Governance Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation. Additionally, the Nominating and Governance Committee includes a sub-committee responsible for administering the Trustees’ deferred compensation plan.

Credit Valuation and Allocation Committee	[ ]

[Monitors the execution of the valuation procedures, makes certain determinations in accordance with such procedures, and assists the Board in its oversight of the valuation of the Fund’s securities by FEIM [and/or FEAC]; reviews and approves recommendations by FEIM [and/or FEAC] for changes to the Fund’s valuation policies for submission to the Board for its approval; reviews FEIM’s quarterly presentations on valuation; oversees the implementation of the Fund’s valuation policies by FEIM [and/or FEAC]; determines whether to approve the fair value recommendations for specific investments pursuant to the Fund’s valuation policies.]

The Board of Trustees considers these to be its primary working committees but also organizes additional special or ad hoc committees of the Board from time to time. There currently are two such additional committees, one (as a sub-committee of the Nominating and Governance Committee) responsible for administering the Trustees’ deferred compensation plan, the other responsible for making various determinations as to the insurance policies maintained for the

11

Fund and its Trustees and officers. [  ] and [  ] are currently the sole Trustees who serve on these additional committees.

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Fund has a separate President. The standing committees of the Board are described above.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Fund and its shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Fund between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for or to assist with specific aspects of the Board’s business.

In reaching these judgments, the Trustees considered the Board’s working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the 1940 Act, the perceived expectations of shareholders, information available on industry practice generally, the number of portfolios within the Fund, the nature of the underlying investment programs, and the relationship between the Fund and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

Board Oversight of Risk Management

In considering risks related to the Fund, the Board consults and receives reports from officers and personnel of the Fund and the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Fund’s investment portfolio, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting at the Adviser is not centralized in any one person or body.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as integrity and the exercise of professional care and business judgment. All Trustees also are expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board’s overall composition and diversity of backgrounds and considers each Trustee’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.

The following summarizes the experience and qualifications of the Trustees:

[    ]

[    ]

12

[    ]

[    ]

[    ]

[    ]

Each Independent Trustee also was nominated based in part on his or her status as a person who is not an “interested person” of the Fund as defined in the 1940 Act. Descriptions of Trustee experience should not be taken to suggest that any Trustee is expert in a particular subject.

Compensation of Trustees and Officers

Trustees of the Fund who are not Interested Trustees are paid by the Fund, an annual fee of $[      ], a fee of $[     ] for each in-person meeting and $[    ] (subject to the discretion of the Chair) for each telephonic meeting of the Fund’s Board of Trustees. Members of each of the Audit Committee and the Board Valuation and Liquidity Committee are paid a fee of $[    ] for each meeting they attend, and the Board Valuation and Liquidity Committee members are paid $[    ] for a telephonic meeting. Members of other committees may be paid a total of $[    ] for each meeting they attend. An executive session held on a separate day from a Board meeting is considered a separate in-person meeting for fee purposes. The chair of any ad hoc committee formed for the purpose of considering insurance matters is paid a fee of $[    ] per year. Compensation may be paid for meetings of special committees, ad hoc committees or otherwise as the Trustees determine to be appropriate from time to time, though often separate compensation for a committee meeting is not paid when the committee meets on the same day as a full Board meeting. A Trustee also receives an annual fee of $[    ] for serving as the chair of any standing committee of Trustees (except that such additional fee is $[    ] in the case of the Audit Committee). The Chair of the Board of Trustees receives an additional annual fee of $[    ] for serving in that position. Each Trustee is reimbursed by the Fund for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Fund.

The following table sets forth information regarding compensation of Trustees by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended [    ]. Officers of the Fund and Interested Trustees do not receive any compensation from the Fund or any other fund in the fund complex. The Fund does not maintain a retirement plan for its Trustees.

Trustee Compensation Table
Fiscal Year Ending, [   ]

Name of Person, Position	Estimated Aggregate Compensation from Registrant			Estimated Total Compensation from Registrant and Fund Complex**
[ ], Trustee	$	[	]	$	[	]
[ ], Trustee	$	[	]	$	[	]
[ ], Trustee	$	[	]	$	[	]
[ ], Trustee	$	[	]	$	[	]
[ ], Trustee	$	[	]	$	[	]
[ ], Trustee*	$	[	]	$	[	]

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*            Interested Trustees are not compensated by the Fund for their services.

**     The fund complex consists of the Fund, [the First Eagle Funds and the First Eagle Overseas Variable Fund], representing [  ] separate portfolios. As of [   ], 2020, [          ], [          ], [          ] and [          ] served on the board of the Fund, [the First Eagle Funds and that of the First Eagle Overseas Variable Fund].

No compensation is paid by the Fund to the trustees who are interested persons of the Company as defined in the 1940 Act.

In addition, all persons serving as officers of the Fund (including the Fund’s Chief Compliance Officer) are employed by the Adviser.  The Adviser seeks reimbursement from certain investment companies in the Fund Complex for salary and benefits paid to some of those persons to the extent they provide services eligible for such reimbursement. This reimbursement program does not extend to the Fund, which pays no compensation to its officers, except that the Fund and the Adviser agree each year as to the relative portion of the compensation of the Chief Compliance Officer to be paid by each party.

Deferred Compensation

In addition to the compensation detailed above, each eligible Trustee may elect to defer a portion of his or her compensation from the First Eagle fund complex. Such amounts grow or decline as if invested in one or more Funds, as selected by the Trustee. Currently, only those Trustees listed below have elected to defer a portion of their Trustee compensation under this program. As of [  ], 2020 the value of such deferred compensation was equal to approximately:

Name of Trustee	The Fund
[ ]	$	[	]
[ ]	$	[	]
[ ]	[		]
[ ]	$	[	]
[ ]	$	[	]
[ ]	$	[	]

Additional Information Regarding the Trustees

The following table sets forth information as of [   ], 2020 regarding ownership by the Trustees of the Fund of equity securities of the Fund or any other fund in the same fund complex for which each is also a director or trustee. (“Fund complex” has the same meaning as in the footnote to the Trustee Compensation Table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

Please note that the table does not reflect the amounts Trustees invest in the Fund through their deferred compensation plan (which amounts are separately detailed in the prior table).

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INDEPENDENT TRUSTEES

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

INTERESTED TRUSTEES

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
[ ]	[ ]	[ ]

As of [   ], 2020, to the knowledge of the Fund, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the shares of the beneficial interest of the Fund. These percentages are based generally on ownership of the shares by the officers and Trustees, their immediate family members, and entities (such as family companies or trusts) whose investment activities they direct. Other entities in which an officer or Trustee has an interest may hold shares of the Fund, but those holdings generally are disregarded.

As of [   ], 2020, to the knowledge of the Fund, the following shareholders owned 5.00% or more of the Fund’s securities:

[      ]

Codes of Ethics

The Fund, the Adviser, the Subadviser and the Distributor have adopted a code of ethics under Rule 17j-1 of the 1940 Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, with certain exceptions.  The codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

15

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser and Subadviser

As described in the Prospectus, First Eagle Investment Management, LLC is the Fund’s investment adviser. The Adviser’s primary offices are located at 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”). Based in New York City since 1937, FE Holdings, formerly Arnhold and S. Bleichroeder Holdings, Inc., is the successor firm to two German banking houses—Gebr. Arnhold, founded in Dresden in 1864, and S. Bleichroeder, founded in Berlin in 1803. A controlling interest in FE Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in FE Holdings and the Adviser through BCP CC Holdings.

First Eagle Alternative Credit, LLC, in its capacity as the alternative credit group of FEIM as the Fund’s investment subadviser. The Subadviser is an investment adviser for both direct lending and broadly syndicated investments, through public and private vehicles, collateralized loan obligations, separately managed accounts and co-mingled funds. The Subadviser was formed in 2009 under the name THL Credit Advisors LLC (“THL Credit”). In January 2020, the Subadviser was acquired by FEIM and is a wholly-owned subsidiary of the Adviser.

Pursuant to an advisory agreement with the Fund (the “Investment Advisory Agreement”), the Adviser is responsible for the management of the Fund’s portfolio. In return for its investment management services, the Fund pays the Adviser a fee at the annual rate of [  ]% of the average daily value of the Fund’s Managed Assets. Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Adviser will review the performance of the Subadviser and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts.

The Adviser also performs certain administrative, accounting operations, compliance and other services for the Fund. The Fund pays a fee to the Adviser related to those services at an annual rate of [  ]% of the value of the Fund’s the average daily value of the Fund’s Managed Assets. Administrative services performed by the Adviser in exchange for these reimbursements or payments from the Funds are in addition to services performed by the Funds’ principal third-party administrator, custodian, fund accounting agent, and transfer agent and in addition to services of other third-party middle- and back-office service providers. Accordingly, the costs to the Funds are likewise in addition to the costs incurred in retaining those other service providers. This fee comprises a portion of the “Other Expenses” in the fees and expenses table in the Prospectus.

The management services of the Adviser to the Fund are not exclusive under the terms of the Investment Advisory Agreement and the Adviser is free to, and does, render management services to others.

The Investment Advisory Agreement provides that the Adviser will not be liable for any error of judgment by the Adviser or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard

16

of duties. The Investment Advisory Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Adviser or the Fund by the Board of Trustees or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Investment Advisory Agreement will have an initial term of two years, and continue in effect thereafter only so long as such continuance is specifically approved at least annually by the Board of Trustees in accordance with the requirements of the 1940 Act.

FEIM has entered into a subadvisory agreement with FEAC relating to the Fund (the “Subadvisory Agreement”). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. For its services under the Subadvisory Agreement, the Adviser pays the Subadviser a monthly fee at the annual rate of [   ]% of the average daily value of the Fund’s Managed Assets (including assets attributable to such leverage) managed by the Subadviser. No advisory fee will be paid by the Fund directly to the Subadviser.

Under the Subadvisory Agreement, the Subadviser, subject to the supervision of the Adviser, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment strategies and policies. The Subadviser determines what securities and other instruments are purchased and sold for the Fund. The Adviser continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser’s performance of such services. The Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment by the Subadviser or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Investment Advisory Agreement. The Subadvisory Agreement may be terminated by the Fund, the Adviser, or the Subadviser upon not more than 60 days’, nor less than 30 days’, written notice. The Subadvisory Agreement will have an initial term of two years, and continue in effect thereafter only so long as such continuance is specifically approved at least annually by the Board of Trustees in accordance with the requirements of the 1940 Act.

A discussion regarding the basis of the Board of Trustees’ initial approval of the Advisory Agreement and the Subadvisory Agreement is available in the Annual or Semi-Annual Report to shareholders for financial reporting periods in which the Agreement was acted upon by the Board of Trustees.

During periods when the Fund is using leverage, if any, the fees paid to the Subadviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s total Managed Assets (including assets attributable to such leverage).

Portfolio Managers

Christopher Flynn, James Fellows, Brian Good, Robert Hickey, Brian Murphy, Steven Krull, Michelle Handy and Christian Champ portfolio managers with FEAC, manage the Fund.

17

Each of these portfolio managers receives significant input and support from a team of investment professionals. Additional information regarding these investment professionals is available on the following pages.

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of [  ], 2020.

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in Funds Managed by each Portfolio Manager		Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Christopher Flynn	[ ]	[ ]	[ ]	[ ]	[ ]
James Fellows
Brian Good	[ ]	[ ]	[ ]	[ ]	[ ]
Robert Hickery	[ ]	[ ]	[ ]	[ ]	[ ]
Brian Murphy	[ ]	[ ]	[ ]	[ ]	[ ]
Steven Krull	[ ]	[ ]	[ ]	[ ]	[ ]
Michelle Handy	[ ]	[ ]	[ ]	[ ]	[ ]
Christian Champ		[ ]	[ ]	[ ]	[ ]

[Although the portfolio managers listed above may be assisted by a team of professionals, such as associate portfolio managers, research analysts and trading personnel, no other person has final responsibility for Fund investment decisions. In order to provide you with additional information regarding the Subadviser, the following table identifies the portfolio managers and the team of investment professionals assisting the Fund’s portfolio managers and provides information regarding their professional backgrounds.]

[ ] Team	Principal Occupation(s) During Past 5 Years	Areas of Specialty

[ ]	[ ]	[ ]

[ ]	[ ]	[ ]

18

Conflicts of Interest

The Adviser and Subadviser will experience conflicts of interest in connection with the management of the Fund, including the following situations. The following briefly summarizes the material potential and actual conflicts of interest which may arise from the overall investment activity of the Adviser and/or Subadviser, its clients and its affiliates.

The Adviser, the Subadviser and their affiliates may sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies. For example, the Adviser or the Subadviser may serve as investment adviser to one or more private funds, registered closed-end funds, separate managed accounts, and collateralized loan obligations (CLO). In addition, the Company’s officers may serve in similar capacities for one or more private funds, registered closed-end funds, separate managed accounts and CLOs. To the extent, the Adviser, Subadviser and their affiliates determine that an investment is appropriate for us and for one or more other funds, the Adviser and the Subadviser intend to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Advisers Act and (c) the Adviser and Subadviser’s internal conflict of interest and allocation policies.

The Subadviser has established allocation policies to ensure that the Fund will generally share equitably with other credit investment funds managed by the Subadviser or its affiliates within the alternative credit platform in credit investment opportunities that are suitable for the Fund and such other investment funds.

The 1940 Act imposes significant limits on co-investment with affiliates of the Fund, and the Fund generally will not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. There can be no assurance that the SEC would grant the exemptive relief. In situations where co-investment with other entities sponsored or managed by the Adviser, the Subadviser or their affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Adviser and the Subadviser will need to decide whether the Fund or such other entity or entities will proceed with the investment. The Adviser and the Subadviser will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. This reduces the amount of transactions in which the Fund can participate and makes it more difficult for the Fund to implement its investment objectives.

The Adviser’s affiliation with The Blackstone Group Inc. and Corsair Capital LLC (collectively, “Blackstone/Corsair”) requires the Adviser to manage conflicts of interest associated with dealings the Fund may have with those businesses or funds, clients or portfolio companies associated with it. For example, should the Adviser or Subadviser wish to cause the Fund to execute portfolio transactions through broker-dealers associated with Blackstone/Corsair, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Fund may not be able to buy or sell property directly to or from Blackstone/Corsair or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Blackstone/Corsair or their associated funds, accounts or portfolio companies. The breadth of

19

these affiliations at times may require the Fund to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Blackstone/Corsair may be restricted by the 1940 Act. To the extent such investments are permitted and the Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Blackstone/Corsair), conflicts of interest may arise from the presence of Blackstone/Corsair representatives on the company board or the payment of compensation by the company to Blackstone/Corsair or an affiliate. Moreover, the Adviser or Subadviser could have an incentive to allocate the Fund’s assets to such a portfolio company since affiliates of the Adviser have a direct or indirect financial interest in its success. There also may be instances where Blackstone/Corsair could be involved in bankruptcy proceedings of current investments or of issuers in which the Fund would otherwise invest, with potentially divergent interests as between the Fund and Blackstone/Corsair. The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Blackstone/Corsair may have or transactions or investments Blackstone/Corsair and their affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.

CONTROL PERSONS

A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting securities of a company. As of [•], 2020, the Fund could be deemed to be under the control of [             ].

VOTING OF PROXIES

The Board of Trustees has delegated to the Adviser the authority to vote proxies received by the Fund from the companies in which they invest (for this purpose, the “portfolio positions”). The Adviser has adopted policies and procedures (collectively, the “Policies”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets. It is the policy of the Adviser to vote client proxies in a manner that serves the best interest of the client.

The Policies provide for procedures that address conflicts of interest between the Adviser and a client with respect to voting proxies. With regard to the Adviser this may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the Board of Trustees. The Adviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be practical or desirable.

The Adviser relies on Institutional Shareholder Services Inc., (“ISS”), a third party proxy voting service, for recommendations as to voting on particular issues and for technical assistance in tracking instances in which the Fund has the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. The Adviser has analyzed and determined the ISS Proxy Guidelines to be largely consistent with the views of the Adviser on various types of proxy proposals.

20

Therefore, in many cases, the voting recommendation of the third party service is followed. However, the Adviser may determine to vote a proxy in a manner other than the manner recommended by its proxy voting service provider. While other services or recommendations may be considered from time to time, including Glass, Lewis & Co., LLC, the Adviser relies principally on proxy voting services provided by ISS. General information about ISS voting recommendations is available on ISS’s website: http://www.issgovernance.com (with separate voting “guidelines” listed for issuers in the Americas; Europe, Middle East and Africa; and Asia-Pacific — certain guidelines on that website, however, do not apply to ISS’s recommendations made for the Fund, such as those for pension plan investors and socially responsible investors).

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended [   ] will be available without charge by calling the Fund at 800.334.2143; or (ii) at www.feim.com/individual-investors. This information also is available on the SEC’s website at http://www.sec.gov.

DISTRIBUTION OF FUND SHARES

FEF Distributors, LLC serves as the principal underwriter in the continuous public offering of the Fund’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Fund, which is subject to annual approval by the Board. FEF Distributors, LLC is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). FEF Distributors, LLC is a wholly-owned subsidiary of the Adviser. Because of this affiliation with the Adviser, the interests of the Distributor may conflict with the interests of Fund investors. FEF Distributors, LLC’s principal business address is 1345 Avenue of the Americas, New York, NY 10105.

The Distribution Contract will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract or the Investment Advisory Agreement; and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

The Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the 1933 Act, as amended.  To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each Trustee against certain liabilities under the 1933 Act, as amended, and in connection with the services rendered to the Fund.

The Distributor acts as the distributor of Common Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Contract.  The Distributor is not obligated to sell any specific amount of Common Shares of the Fund.

The Fund has applied for Exemptive Relief from the SEC that will permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees; there is no assurance, however, that the relief will be granted. At present, only Class I Shares are available for purchase.  Upon receiving the Exemptive Relief, the Fund will offer Class A Shares.

Pursuant to the Exemptive Relief, the Fund will maintain a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act.  Although the Fund is not an open-end investment company, it will

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undertake to comply with the terms of Rule 18f-3 as a condition of the Exemptive Relief (which relief permits it to have, among other things, a multi-class structure and distribution and/or shareholder servicing fees).  Under the Multi-Class Plan, shares of each class of the Fund will represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:  (a) each class has a different designation; (b) each class of shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Subject to receiving the Exemptive Relief, the Fund will pay the Distributor a Rule 12b-1 fee to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions and other shareholder questions on Class A Shares at the annual rate of up to 0.25% of the average daily net assets of the Fund’s outstanding Class A Shares. These payments (other than service fees), which generally will be made on a monthly basis, may also be used to cover expenses incurred by the Distributor for providing sales and promotional activities under the Fund’s Rule 12b-1 Plan, including the printing and distribution of sales literature and prospectuses sent to prospective investors. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters, according to the definition under the 1933 Act. Pursuant to the Distribution and Services Agreements between the Distributor and the Fund, the Fund agrees to indemnify the Distributor against certain liabilities under the 1933 Act. Any distribution-related (Rule 12b-1) fee may be used in whole or in part to finance distribution activities, including sales compensation, and/or shareholder account liaison and servicing activities.

The Fund’s Rule 12b-1 Plan will be a compensation plan, which means that the Fund pays the Distributor for distributor services based on the net assets of the covered shares. The Distributor pays financial services firms’ fees for distributing the applicable shares. The Class I shares of the Fund will not participate in the Plan.

The Fund may enter into arrangements with financial intermediaries to provide sub-transfer agent services and other related services (e.g., client statements, tax reporting, order-processing and client relations) that otherwise could be handled by the Fund’s transfer agent, [           ]. As a result, these third parties may charge fees (sometimes called “sub-transfer agency fees”) to the Fund for these services so long as such compensation does not exceed certain limits set from time to time by the Board of Trustees in consultation with management. The Fund may compensate the institution rendering such services on a per-account basis, as an asset-based fee, based on transaction fees or other charges, or on a cost reimbursement basis, or in some cases, a combination of these inputs. The aggregate amount of sub-transfer agency fees may be substantial and may exceed the actual costs incurred in engaging in these services. Accordingly, financial intermediaries may realize a profit in connection with such services. (The Adviser, the Distributor or an affiliate may make additional payments to intermediaries for these and other services, and their payments may be based on the same or other methods of calculation. See “Revenue Sharing” below.) Sub-transfer agency fees can comprise a substantial portion of the Funds’ ongoing expenses. While the Adviser and the Distributor consider these sub-transfer agency fees to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Funds that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates. While sub-transfer agency fees and service levels are set in the market, there generally is limited comparative information available about them. The Fund and the Adviser also face certain

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conflicts of interest when considering these relationships in that the counterparty is both a prospective service provider and, typically, a distribution partner. The Adviser’s practice of paying sub-transfer agency fees above agreed limits as revenue sharing (as discussed further below) also creates conflicts of interest for the parties when considering sub-transfer agency relationships, and that is so both generally and in terms of the allocation of those fees between the Fund and the Adviser.

Revenue Sharing

The Distributor, the Adviser or an affiliate may, from time to time, out of its (or their) own resources, make substantial cash payments—sometimes referred to as “revenue sharing”—to broker-dealers or financial intermediaries for various reasons. The revenue sharing payments do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. Although a broker-dealer or financial intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in a Fund, the aggregate amount of these payments to broker-dealers or financial intermediaries may be substantial and may exceed the actual costs incurred in engaging in these promotional activities or services. Accordingly, broker-dealers or financial intermediaries may realize a profit in connection with such activities or services.

Revenue sharing payments may support the delivery of services to the Funds or to shareholders in the Funds, including, without limitation, transaction processing and sub-accounting services. These payments also may serve as an incentive to sell shares of the Funds and/or to promote retention of customer assets in the Funds. As such, they may be made to firms that provide various marketing support or other promotional services relating to the Funds, including, without limitation, advertising, access on the part of the Distributor’s personnel to sales meetings, sales representatives and/or management representatives of the broker-dealer or other financial intermediary, as well as inclusion of the Funds in various promotional and sales programs. Marketing support services also may include business planning assistance, educating broker-dealer personnel about the Funds and shareholder financial planning assistance. To the extent that broker-dealers or financial intermediaries receiving revenue sharing payments sell more shares of a Fund, the Distributor, the Adviser or an affiliate benefit from the increase in Fund assets as a result of the distribution fees (if applicable) and management fees they receive from the Fund, respectively. However, the Distributor, the Adviser or an affiliate does not consider a broker-dealer or financial intermediary’s sale of shares of a Fund when selecting brokers or dealers to effect portfolio transactions for the Funds.

Revenue sharing also may include any other payment requirement of a broker-dealer or another third-party intermediary, including certain agreed upon “finder’s fees” as described in greater detail in the Prospectuses. All such payments are paid by the Distributor, the Adviser or an affiliate of either out of its (or their) own resources and are in addition to any Rule 12b-1 payments described elsewhere in this Statement of Additional Information. Revenue sharing payments may be structured, among other means, (i) as a percentage of sales; (ii) as a percentage of net assets; (iii) as a flat fee per transaction; (iv) as a fixed dollar amount; or (v) as some combination of any of these. In many cases, they therefore may be viewed as encouraging sales activity or retention of assets in the Funds. Generally, any revenue sharing or other payments of the type just described will have been requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope. Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the broker-dealer or financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the broker-dealer or financial

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intermediary or overall asset levels of the Funds held for or by clients of the broker-dealer or financial intermediary, the willingness of the broker-dealer or financial intermediary to allow the Distributor, the Adviser or an affiliate to provide educational and training support for the broker-dealer’s or financial intermediary’s sales personnel relating to the Funds, as well as the overall quality of the services provided by the broker-dealer or financial intermediary

The Distributor, the Adviser and/or an affiliate of either also pays from its (or their) own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers or broker representatives related to diligence or informational meetings in which broker representatives meet with investment professionals employed by a Fund’s investment adviser, as well as for costs of organizing and holding such meetings. The Distributor, the Adviser or an affiliate also may make payments to or on behalf of brokers or their representatives for other types of events, including sales or training seminars, and may provide certain small gifts and/or entertainment as permitted by applicable rules. The Distributor, the Adviser or an affiliate also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. This compensation is not included in, and is made in addition to, the compensation described in the preceding paragraph.

As of [                ], 2020, the parties with whom the Distributor, the Adviser and/or an affiliate of either have entered into written agreements to make revenue sharing payments with respect to the Funds are as follows (such payments not including, for this purpose, “finders’ fees” paid, the sub-transfer agency payments described above, and payments for entertainment, training and education activities for the brokers and broker representatives, their investment professionals and/or their clients or potential clients). The Distributor, the Adviser and/or an affiliate may revise the terms of any existing revenue sharing arrangement and may enter into additional revenue sharing arrangements with other broker-dealers or financial intermediaries..

Parties Having Revenue Sharing Agreements

with the Distributor, the Adviser or an Affiliate

[                                     ]

The above-listed revenue sharing counterparties may change from time to time.

Shareholders or prospective investors should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to consider selling more shares of the Funds relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly.

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Custodial Risks for Shares Held Through Financial Intermediaries

As described above, investors may purchase the Fund’s shares either through the Distributor or from selected securities dealers or other intermediaries authorized to effect those transactions. The manner in which these intermediary firms custody an investor’s Fund shares or provide instructions to the Fund concerning an investor’s shareholder account with the Fund will vary by firm. In addition, information or securities, such as Fund shares, held in the custody of an intermediary firm may be subject to risks of, among other things, misappropriation, cyber-attacks or other similar risks associated with internet security.

HOW TO PURCHASE SHARES

The methods of buying and selling shares and the sales charges applicable to purchases of shares of the Fund are described in the Prospectus.

REPURCHASE OF COMMON SHARES

In order to provide some liquidity to shareholders, the Fund makes quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value.  Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV subject to approval of the Board.  Notices of each quarterly repurchase offer are sent to shareholders at least 21 days before the “Repurchase Request Deadline” (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer).  The Fund determines the NAV applicable to repurchases no later than the 14 days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day)(the “Repurchase Pricing Date”).  The Fund expects to distribute payment to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than 7 calendar days after such date.  The Fund’s Common Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Common Shares.  Investors should consider Common Shares of the Fund to be an illiquid investment.  Accordingly, you may not be able to sell Common Shares when and/or in the amount that you desire.  Thus, Common Shares are appropriate only as a long-term investment.  In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks.

The section entitled “Periodic Repurchase Offers” in the Prospectus discusses the type and timing of notice for repurchase offers, the effects of oversubscribed repurchase offers, the determination of the repurchase price, payment by the Fund for Common Shares tendered in a repurchase offer, the effect of repurchase policies on the liquidity of the Fund, the consequences of repurchase offers and other details regarding the repurchase offers, including associated risks.  The Fund’s fundamental policies with respect to repurchase offers are discussed in “Investment Restrictions” in this Statement of Additional Information.

See “Risks — Repurchase Offers Risk” in the Prospectus for a description of the risks associated with the Fund’s repurchase offers.  In addition, the repurchase of Common Shares by the Fund will be a taxable event to shareholders.  For a discussion of these tax consequences, see “Taxation” below.

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In addition to the Fund’s policy to make periodic repurchase offers as described above, the Board may consider additional repurchases of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company (described below).  The Fund cannot assure you that its Board will decide to take or propose any of these actions.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer.  Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income and gains.  Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1940 Act and the rules and regulations thereunder and other applicable law.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Subadvisory Agreement, the Subadviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. The Subadviser has no formula for the distribution of the Fund’s brokerage business; rather it places orders for the purchase and sale of securities with the primary objective of obtaining the best overall qualitative execution under the circumstances for the Fund and the Subadviser’s other clients. The cost of securities transactions for the Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, assets may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Subadviser will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. The Fund’s investments in direct lending loans, and in some cases, middle market “club” loans, will generally be directly originated and will not involve a broker or dealer.

Selection of Brokers, Dealers or Other Counterparties to Effect Trades. In selecting brokers, dealers or other counterparties to implement transactions, the Subadviser will give consideration to a number of factors, including:

•                  Quality of execution, including accurate and timely execution, clearance and cooperation in resolving errors and disputes;

•                  Ability to obtain competitive pricing;

•                  Reputation, financial strength (creditworthiness) and stability;

•                  Reliability, both historically and as an ongoing matter;

•                  Relevant regulatory history;

•                  Willingness to execute difficult transactions;

•                  Willingness and ability to commit capital;

•                  Access to underwritten offerings of securities;

•                  Willingness to provide liquidity in secondary market;

•                  Desired timing of the transaction and size of trade;

•                  Confidentiality of trading activity, particularly in less liquid sectors;

•                  Market intelligence and knowledge regarding trading activity; and

•                  Ability to settle trades.

Depending on the nature of the transaction or the type of investment, the Subadviser generally will not consider each of these factors for every transaction made on behalf of the Fund. Consideration of these factors by the Subadviser, either in terms of a particular transaction or the Subadviser’s overall responsibilities with respect to the Fund and any other accounts managed by the Subadviser, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker, dealer or other counterparty might have charged for executing the same transactions.

Allocation of Trades by the Subadviser. The Subadviser and its affiliates manage a number of accounts other than the Fund. Although investment determinations for the Fund will be made by the Subadviser independently from the investment determinations that it makes for any other account, investments deemed appropriate for the Fund by the Subadviser also may be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund and other accounts. In such circumstances, the

26

Subadviser may determine that orders for the purchase or sale of the same security for the Fund and one or more other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the Subadviser to be equitable and in the best interests of the Fund and such other accounts. While in some instances, combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

Holdings of Securities of the Fund’s Regular Brokers and Dealers

The Fund is newly-organized and did not acquire or hold any securities of its regular broker-dealers in the prior fiscal year.

DISTRIBUTIONS

See “Distributions” in the Prospectus for information relating to distributions to Fund shareholders.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

Common Shares

The Fund is a statutory trust organized under the laws of Delaware pursuant to the Agreement and Declaration of Trust dated as of [•], 2020. The Fund is authorized to issue an unlimited number of Common Shares. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The Fund’s Board of Trustees does not intend to grant Common Shareholders any right to receive any distributions from the Fund unless all accrued interest, fees and dividends, if any, with respect to the Fund’s leverage have been paid, unless certain asset coverage tests with respect to the leverage employed by the Fund are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any Preferred Shares issued by the Fund have been met. See “—Preferred Shares” below. All Common Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, when available, to all Common Shareholders.

The Fund has no present intention of offering any additional shares other than the Common Shares it may issue under the Fund’s dividend reinvestment plan. Any additional offerings of shares will require approval by the Fund’s Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of the sales load, except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s net asset value per share generally increases when interest rates decline, and decreases when interest rates rise. The Fund’s net asset value will be reduced immediately following the offering of Common Shares by the amount of the sales load and the amount of the organizational costs and offering expenses paid by the Fund. See “Summary of Fund Expenses” in the Prospectus.

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The Common Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Common Shares.

Preferred Shares

The Fund’s Agreement and Declaration of Trust provides that the Board of Trustees of the Fund may authorize and issue Preferred Shares, with rights as determined by the Board of Trustees, without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

While the Fund does not anticipate doing so, it may issue Preferred Shares in an aggregate amount of up to 40% of its Managed Assets. The use of leverage can create risks. The Board of Trustees reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund’s total assets, less liabilities and indebtedness of the Fund. The Fund cannot assure you, however, that Preferred Shares will not be issued. The terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, restrictions on the declaration of dividends, maintenance of asset ratios and restrictions while dividends are in arrears will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any Preferred Shares will be similar to those stated below.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of any Preferred Shares will be entitled to receive a preferential liquidating distribution. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by Common Shareholders and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Trustees of the Fund at any time two years’ dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to adopt any plan of reorganization that would adversely affect the Preferred Shares.

See “Certain Provisions in the Agreement and Declaration of Trust.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in the Prospectus and this Statement of Additional Information and except as otherwise required by the 1940 Act, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

The affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or

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powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of any Preferred Shares issued by the Fund are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Shares; and (iii) the Fund may subsequently resell any Preferred Shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of such Preferred Shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the terms of the Fund’s Agreement and Declaration of Trust. The Board of Trustees, without the approval of the Common Shareholders may authorize an offering of Preferred Shares, and may fix the terms of the Preferred Shares to be offered.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust and the Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Trustees are elected for indefinite terms and do not stand for reelection. The anti-takeover provisions in the Declaration of Trust promote stability in the governance of the Fund and limit the risk that the Fund will be subject to changes in control, operational changes or other changes that may not be in the best interests of shareholders.

The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the By-laws. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Fund and any national securities exchange.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the By-laws, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of the assumption of control of the Fund by a third party and/or the conversion of the Fund to an open-end investment company. The Trustees has considered the foregoing provisions and concluded that they are in the best interests of the Fund and its shareholders, including holders of the Shares.

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The foregoing is qualified in its entirety by reference to the full text of the Declaration of Trust and the Bylaws, both of which are on file with the SEC.

NET ASSET VALUE

The Fund’s NAV per Share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of Shares outstanding at the time of such computation. The Fund computes its NAV per Share as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading.

Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board of Trustees has adopted methods for determining the fair value of such securities and other assets. The Board of Trustees is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board of Trustees has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy, as amended from time to time, to the Adviser, which may delegate some of all of those responsibilities to the Subadviser, and has authorized the use of independent third-party pricing and valuation services that have been approved by the Board of Trustees.

Valuations of Fund investments are disclosed in reports publicly filed with the SEC. The Advisers will provide the Board of Trustees with periodic reports, no less than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any.

Under certain circumstances, the NAV per Share of a class of the Fund’s Shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

TAXATION

Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Common Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to Common Shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold Common Shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, pass-through entities (or investors therein), U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market

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treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to elect to be treated, and intends to qualify annually thereafter, as a regulated investment company (a “RIC”) under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is represented by the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. The Fund intends to distribute to shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

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A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Common Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including its net capital gain), even if such income were distributed to shareholders, and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to Common Shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate Common Shareholders and (ii) for the dividends received deduction in the case of corporate Common Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Distributions to Common Shareholders of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to Common Shareholders as ordinary income to the extent that such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a Common Shareholder as a return of capital which will be applied against and reduce the Common Shareholder’s basis in his or her Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in his or her Common Shares, the excess will be treated by the Common Shareholder as gain from a sale of the Common Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate Common Shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the Plan. Common Shareholders receiving distributions in the form of additional Common Shares will generally be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. The additional Common Shares received by a Common Shareholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Common Shares were credited to the Common Shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to Common Shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Common Shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund

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on the gain and (iii) increase the tax basis for its Common Shares by an amount equal to the deemed distribution less the tax credit.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its Common Shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Common Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Sale or other Taxable Disposition of Common Shares

Upon the sale or other taxable disposition of Common Shares (except pursuant to a repurchase by the Fund, as described below), a Common Shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the Common Shareholder’s adjusted tax basis in the Common Shares sold. Such gain or loss will be long-term or short-term, depending upon the Common Shareholder’s holding period for the Common Shares. Generally, a Common Shareholder’s gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other taxable disposition of Common Shares if the owner acquires (including pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a Common Shareholder on the sale or other taxable disposition of Common Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Shares.

From time to time, the Fund may offer to repurchase its outstanding Common Shares. Common Shareholders who tender all Common Shares held, or considered to be held, by them will be treated as having sold their Common Shares and generally will realize a capital gain or loss. If a Common Shareholder tenders fewer than all of its Common Shares or fewer than all Common Shares tendered are repurchased, such Common Shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering Common Shareholders, and Common Shareholders who tender some but not all of their Common Shares or fewer than all of whose Common Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund.

Under U.S. Treasury regulations, if a Common Shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should

33

consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to Common Shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Grade Investments

The Fund expects to invest a substantial portion of its Managed Assets in below investment grade (high yield) instruments, commonly known as “high yield” or “junk” instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount

Investments by the Fund in debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with pay-in-kind interest, step-up bonds or other discount securities) will result in income to the Fund equal to the accrued original issue discount each year during which the Fund holds the securities, even if the Fund receives no corresponding cash interest payments. If the Fund purchases debt instruments as part of a package of investments where the Fund also invests in common stock, other equity securities or warrants, the Fund might be required to accrue original issue discount in an amount equal to the value of such common stock, other equity securities or warrants (even if the face amount of such debt instruments does not exceed the Fund’s purchase price for such package of investments). Original issue discount is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to Common Shareholders.

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Market Discount Securities

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Common Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on Common Shares in certain circumstances. Limits on the Fund’s payments of dividends on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the Common Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

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Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or taxable disposition of Common Shares.

However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and gains realized upon the sale or taxable disposition of Common Shares.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or other taxable disposition of Common Shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any ordinary dividends and other distributions that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the

36

beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of Common Shares.

Other Taxation

Common Shareholders may be subject to state, local and foreign taxes on their Fund distributions. Common Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

Total Return. From time to time, the Fund may advertise its average annual total returns. Returns may be calculated both on a before-tax and an after-tax basis (and are so presented in the Prospectus with respect to the Fund’s largest and/or oldest share class). Returns are based on past performance and are not an indication of future performance.

Unless otherwise noted, results shown will reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

As noted above, returns may also be calculated on certain after-tax bases under similar assumptions and using similar formulae as specified by the SEC. For example, returns may be calculated after taxes on distributions, which assume reinvestment of the amount of any distributions less applicable taxes on such distributions. Returns may also be calculated after taxes on distributions and the sale (redemption) of Fund shares. After-tax returns assume the highest individual federal income tax rate for each year included in the calculation. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. In addition, actual after-tax returns depend on each investor’s individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Comparison of Portfolio Performance. From time to time the Fund may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron’s, Business Week, Forbes, Fortune, Kiplinger’s Personal Finance, Money, The Wall Street Journal or Worth. Criteria associated with the performance grades or rankings may vary widely. Any given performance grade or ranking should not be considered representative of the Fund’s performance for any future period.

Portfolio Turnover. Purchases and sales of portfolio instruments will be made whenever appropriate, in the investment adviser’s view, to achieve the Fund’s investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the

37

proceeds from sales of portfolio instruments (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio instruments (excluding short-term U.S. government obligations and short-term investments) owned by the Fund during the particular fiscal year. Although higher portfolio turnover rates are likely to result in higher brokerage commissions paid by the Fund, higher levels of realized capital gains and more short-term capital gain (taxable to individuals at ordinary income tax rates) than lower portfolio turnover rates, portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve the Fund’s stated objective.]

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

The primary custodian of the assets of the Fund is [    ]. [    ]’s principal business address is [    ]. The custodian performs custodial and fund accounting services as well as sub-administrative and compliance services on behalf of the Fund. [    ] serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[    ] serves as independent registered public accounting firm for the Fund. [    ] provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

COUNSEL

Certain legal matters will be passed on for the Fund by Simpson Thacher & Bartlett LLP, 900 G. Street, N.W., Washington, DC 20001 and Sidley Austin LLP, 787 Seventh Avenue New York, NY 10019

FINANCIAL STATEMENTS

[               ]

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Appendix A

DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS

S&P Global Ratings—A brief description of the applicable S&P Global Ratings and its affiliates (collectively, “S&P”) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•           The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•           The nature and provisions of the financial obligation, and the promise we impute; and

•           The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA”	An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA”	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A”

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB”

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB”

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B”

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC”

An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC”

An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”

An obligation rated “C” is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D”

An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-)	The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

“A-1”

A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2”

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3”

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B”

A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D”

A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier

This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary Ratings: “prelim” qualifier

Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

• Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

• Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•      Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•      Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

• A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty Instrument Rating: “cir” qualifier

This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

Contingent upon final documentation: “*” inactive qualifier

This symbol indicated that the rating was contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: “c” inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: “G” inactive qualifier	The letter “G” followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Public Information Ratings: “pi” inactive qualifier

This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a “pi” suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

Provisional Ratings: “pr” qualifier

The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative Analysis of public information “q” inactive qualifier	A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks “r” inactive qualifier

The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATIONS RATINGS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non- standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.33 Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4, 5 Moody’s issues ratings at the issuer level and instrument level

1                                           In the case of impairments, there can be a financial loss even when contractual obligations are met.

2                                           In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.

3                                           Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include indexed values, equity values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.

4                                           For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment (as defined below in this publication) and financial loss in the event of impairment.

5                                           Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

on both the long- term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.6

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. 7 The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Long-Term Rating Definitions:

“Aaa”	Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”	Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”	Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”	Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”	Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”	Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

6                                           Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

7                                           Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

“Ca”	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”	Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

MEDIUM-TERM NOTE PROGRAM RATINGS

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

*                                         By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Rating Definitions:

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.89

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols “AAA”-”D” and “Fi”-”D”) are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

8                                           For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined below in this publication).

9                                           Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

“AAA”

Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”

Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”

High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”

Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”

Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

“B”

Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”	Substantial credit risk. Default is a real possibility.

“CC”	Very high levels of credit risk. Default of some kind appears probable.

“C”

Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or their agent of a distressed debt exchange; or

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

“RD”

Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced:

a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

b. has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

c. has not otherwise ceased operating.

This would include:

i. the selective payment default on a specific class or currency of debt;

ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

“D”

Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below “B”.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•           The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

•           The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•           The ratings do not opine on the liquidity of the issuer’s securities or stock.

•           The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•           The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•           The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings—Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3”	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened.

vulnerability to near term adverse changes in financial and economic conditions

“C”	High short-term default risk. Default is a real possibility.

“RD”

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•           The ratings do not predict a specific percentage of default likelihood over any given time period.

•           The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•           The ratings do not opine on the liquidity of the issuer’s securities or stock.

•           The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•           The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

PART C

Other Information

Item 25.  Financial Statements And Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

(1)	Financial Statements

Part A	None. The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.

Part B	Financial Statements(2)

(2)	Exhibits

(a)(1)	Certificate of Trust dated July 8, 2020(1)

(a)(2)	Agreement and Declaration of Trust dated [ ].(2)

(b)	Bylaws dated [ ].(2)

(c)	Not Applicable.

(d)	Not Applicable.

(e)	Form of Dividend Reinvestment Plan.(2)

(f)	Not Applicable

(g)(1)	Investment Management Agreement between the Registrant and First Eagle Investment Management, LLC (“FEIM”).(2)

(g)(2)	Subadvisory Agreement FEIM and First Eagle Alternative Credit, LLC (“FEAC”)(2)

(h)	Underwriting Agreement between the Registrant and FEF Distributors, LLC. (“FEF Distributors”).(2)

(i)	Not Applicable.

(j)	Form of Custodian Agreement.(2)

(k)(1)	Form of Administration Agreement between the Registrant and FEIM.(2)

(k)(2)	Form of Transfer Agency and Service Agreement.(2)

(l)	Opinion and Consent of Richards, Layton & Finger, P.A.(2)

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm.(2)

(o)	Not Applicable.

(p)	Form of Subscription Agreement.(2)

(q)	Not Applicable.

(r)(1)	Code of Ethics of the Registrant.(2)

(r)(2)	Code of Ethics of FEIM.(2)

(r)(3)	Code of Ethics of FEAC.(2)

(s)	Power of Attorney.(2)

1                                           Filed herewith.

2                                           To be filed by amendment.

Item 26.  Marketing Arrangements

See the Underwriting Agreement to be filed by amendment as Exhibit (h).

Item 27.  Other Expenses Of Issuance And Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fee	$ [ ]
Printing and engraving expenses	[ ]
Accounting fees and expenses	[ ]
Legal fees and expenses	[ ]
Miscellaneous	[ ]
Total	$ [ ]

Item 28.  Persons Controlled By Or Under Common Control With The Registrant

None.

Item 29.  Number Of Holders Of Shares

As of  [ ], 2020:

Title Of Class	Number Of Record Holders
Common Shares of Beneficial Interest	[ ]

Item 30.  Indemnification

Reference is made to Article     , Section     of Registrant’s Declaration of Trust to be filed by amendment as Exhibit (a)(2). Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business And Other Connections Of Investment Adviser

The descriptions of FEIM and FEAC under the caption “Principal Risks of the Fund” in the Prospectus and under the caption “Management of the Fund” in the Statement of Additional Information of this Registration Statement are incorporated by reference herein. Information as to the trustees and officers of FEIM and FEAC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the trustees and officers of FEIM and FEAC in the last two years, is included in their respective applications for registration as an investment adviser on Form ADV (File Nos. 801-50659 and 801-71201, respectively)  filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32.  Location Of Accounts And Records

The books, accounts and records of the Registrant required by Section 31(a) under the Investment Company Act of 1940, as amended and the rules promulgated thereunder are maintained at the office of the Registrant at 1345 Avenue of the Americas, New York, New York 10105.

Item 33.  Management Services

Not Applicable.

Item 34.  Undertakings

(1)                                 Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)                                 Not Applicable.

(3)                                 Not Applicable.

(4)                                 (a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the Prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)                                 Not Applicable.

(6)                                 Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 22nd day of July, 2020.

FIRST EAGLE CREDIT OPPORTUNITIES FUND
(A Delaware statutory trust)

By:	/s/ David O’Connor
Name:	David O’Connor
Title:	Sole Trustee, President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ David O’Connor	Sole Trustee, President, Secretary and Treasurer	July 22, 2020
David O’Connor

EXHIBIT INDEX

(a)(1)	Certificate of Trust